ANNUAL REPORT                  SEPTEMBER 30, 2002

THE PATIENT INVESTOR

SLOW & STEADY WINS THE RACE

[ARIEL MUTUAL FUNDS LOGO]

ARIEL FUND
ARIEL APPRECIATION FUND
ARIEL PREMIER GROWTH FUND
ARIEL PREMIER BOND FUND

[GRAPHIC]

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com

TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

The Patient Investor                                                          2
Value Company in Focus                                                        6
Value Company Updates                                                         8
Ariel Value Funds                                                            10
Schedule of Value Investments                                                12
Value Statistical Summary                                                    16
Ariel Premier Growth Fund                                                    18
Growth Company Updates                                                       20
Schedule of Growth Investments                                               22
Growth Statistical Summary                                                   24
Ariel Premier Bond Fund                                                      26
Schedule of Bond Investments                                                 29
Statements of Assets & Liabilities                                           36
Statements of Operations                                                     37
Statements of Changes in Net Assets                                          38
Financial Highlights                                                         40
Notes to the Financial Statements                                            43
Report of Independent Auditors                                               47
Board of Trustees                                                            48
Officers                                                                     51

SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVESTOR [GRAPHIC](R)

DEAR FELLOW SHAREHOLDER: For the volatile quarter ended September 30, 2002, the small cap value issues comprising Ariel Fund fell -10.16%. Although a negative double digit number is enough to turn the stomach of even the most experienced investor, this return is surprisingly positive when compared to that of the broad market as measured by the S&P 500 Index, which lost -17.28% over the same period. Likewise, it is even more impressive when compared to the style-similar Russell 2000 Value Index, which fell -21.29%. The third quarter results of the mid-cap Ariel Appreciation Fund were similar to that of its small cap counterpart--bittersweet. Specifically, although Ariel Appreciation fell -15.96% over the three-month period, it fared better than the S&P 500 as well as its value benchmark, the Russell Midcap Value Index, which dropped -17.95%. It is worth noting that despite the brutal stock market, both Funds continue to outperform their peers. Specifically, according to mutual fund ranking company, Lipper, Inc., Ariel Fund is the #1 performer of 12 small cap core funds in existence since its November 1986 inception. Additionally, Ariel Appreciation Fund was ranked #3 of 85 mid-cap core funds for the five-year period ended September 30, 2002.(1)


WITNESSING HISTORY

HISTORICAL STOCK MARKET CONTRACTIONS


DATE      % DECLINE IN DOW JONES  % DECLINE IN S&P 500  DURATION IN MONTHS
1973-1974          45                   42                  23

1981-1982          24                   26                  16

1987               36                   33                   4

1990               21                   19                   4

2000-2002          34                   48                  27

Source: Investment Company Institute

There is a line in the Beatles song, "Beautiful Boy," that says, "Life is what happens when you're busy making other plans." We find this thought to be oddly appropriate today. With investors so


(1) According to Lipper, Ariel Fund ranked 13 out of 387, 10 out of 182, and 7 out of 43 small cap core funds for the one-, five- and ten-year periods ended 09/30/02. Ariel Appreciation Fund ranked 8 out of 234 and 6 out of 23 mid-cap core funds for the one- and ten-year periods ended 09/30/02. Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

preoccupied with sanguine discussions of their stock market losses, perhaps many have overlooked the historical significance of this downturn--the likes of which we have not seen since the Great Depression. Specifically, as the above chart illustrates, today's declines rival the worst bear markets in recent history. Let's start with the Dow Jones Industrial Average. With a -17.87% loss over the third quarter, the index that started it all posted its worst performance since the crash of 1987. If the fourth quarter fails to bring a rally, it will mark three consecutive years of negative returns for the Dow--a first in over sixty years. Not to be outdone, the "hipper," tech-heavy Nasdaq fell -19.90% over the same three month period, its eighth worst quarter since the index was created in 1971. But the woes of this quarter pale in comparison to the sum of the recent damage. Having lost nearly half its peak value over the past 27 months and counting, the S&P 500 has now surpassed the 1973-74 bear market in BOTH duration and magnitude. No wonder investor confidence is the oxymoron of 2002. When confronted with this widespread pessimism, our contrarian view reminds us--the challenge IS the opportunity. As such, we strongly believe many of today's market disappointments are poised to be tomorrow's market leaders.

How quickly things can change. While it seems like an eternity, it was just 1999 when stocks soared to unprecedented heights amidst the longest-running bull market in history--the polar opposite of today's environment. Investors poured over $187 billion into stock funds as an astounding 326 mutual funds ended the year with triple-digit returns. Contrast that with today, when in July alone, $49 billion was liquidated from equity mutual funds and a mere 86 of over 8,000 domestic stock funds posted positive returns for the third quarter. Just three years ago, we had a robust economy, a stable political environment and young dot com millionaires bragging about early retirement. Now, with the internet implosion old news, an anemic economy and war talk have humbled the upstarts and "retired" them to business school. Back then, in the face of "everything is coming up roses" euphoria, we expressed great concern and suggested investors temper their expectations. Specifically, in our first quarter 2000 semi-annual report we noted, "...we do believe a sea change is occurring--one that will bring rational, reasonable values back to this market and reward solid performance, strong franchises and profitable, growing businesses." The sea change was, in fact, virtually upon us, but the tech-stock-happy throng scorned rational voices as tedious nay-sayers. Time and time again we quoted Warren Buffett, the investing great, whose profound wisdom remains in its timeless simplicity: "To be fearful when others are greedy and greedy when others are fearful." Whereas 1999 was a time for caution, today, it's time to be greedy.

ANTICIPATING HISTORY

We are not market prognosticators. We are long-term investors.

Our conviction does not come from crystal balls. It comes from history books. As students of market history, we are confident stocks will eventually take a turn for the better. Every bear market has its end. Just as we detailed the story of value investing genius Sir John Templeton in our 2001 annual report, we again find it so relevant that it merits repeating. In September 1939, at the onset of World War II, Sir John bought $100 worth of every stock on the New York and American stock exchanges selling for less than $1 per share. His contrarian view was rewarded when America's economy rebounded strongly and he quadrupled his money. Now we find ourselves in an eerily similar situation. On the cusp of a potential war with Iraq, we are living the stuff of tomorrow's history books, and we are heartened by Templeton's courage. Templeton was not prescient about the war or the U.S. economy. He was simply correct in a very basic belief that, "For those properly prepared in advance, a bear market in stocks is not a calamity but an opportunity."

Since such opportunities are indeed rare, when they do arise, seize them. Just as we wrote on the heels of the market crash in the December 1987 issue of THE PATIENT INVESTOR, we are again witnessing "a once-in-a-lifetime opportunity to invest in truly exceptional companies at bargain prices." Today's grizzly bear has allowed us to purchase some of America's greatest brands--companies which have been on our "wish list" for years but too rich for our disciplined value style. From McDonalds' (NYSE: MCD) golden arches to Tiffany's (NYSE: TIF) signature blue box, we are enthusiastic owners of businesses that set the standards for excellence.

Times may change, but our investment discipline does not. Since our inception nearly two decades ago, we have never wavered from our conservative value investment philosophy that seeks quality franchises selling at attractive discounts. Through the bulls and the bears, the bubbles and the busts, the euphoria and the pessimism, we have lived our share of stock market history. But in the end, investing is not about building a history--it's about creating a legacy. We remain steadfast in pursuit of our own.

PORTFOLIO COMINGS & GOINGS

Ariel Fund purchased two new issues during the quarter: telecom equipment supplier Andrew Corp. (OTC: ANDW) and money manager Waddell & Reed Financial (NYSE: WDR). Additionally, the Fund took advantage of the market's fainting spell and loaded up on several current holdings at attractive prices, including advertising and marketing services firm Grey Global Group (OTC: GREY), high-end retailer Neiman Marcus Group (NYSE: NMG.A), auction house Sotheby's Holdings (NYSE: BID), and cable and wire distributor Anixter International (NYSE: AXE). On the sell side, Ariel Fund exited its position in bar code printer Zebra Technologies (OTC: ZBRA) as it reached our estimated private market value.

Ariel Appreciation Fund eliminated its position in longtime winner, slot machine maker International Game Technology (NYSE: IGT). Additionally, the Fund reduced its holdings in label maker Avery Dennison (NYSE: AVY) and financial services provider

H&R Block (NYSE: HRB) as their stocks began to approach our estimations of full value. On the buy side, Ariel Appreciation added three new issues to the portfolio: advertising giant Omnicom Group (NYSE: OMC); consulting firm Accenture (NYSE: ACN); and fast food front-runner McDonald's Corp. (NYSE: MCD). Additionally, the Fund added to its positions in several issues on price weakness: battery maker Energizer Holdings (NYSE: ENR); cruise operator Carnival Corp. (NYSE: CCL); healthcare company IMS Health (NYSE: RX); and laboratory product manufacturer, Apogent Technologies (NYSE: AOT).

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,


/s/ John W. Rogers, Jr         /s/ Mellody Hobson

John W. Rogers, Jr.            Mellody Hobson
Chairman & CEO                 President
Chief Investment Officer


ARIEL APPRECIATION FUND PORTFOLIO MANAGEMENT UPDATE

John W. Rogers, Jr., Founder, Chairman and Chief Executive Officer of Ariel Capital Management, Inc., has assumed the role of portfolio manager of Ariel Appreciation Fund. As the firm's Chief Investment Officer, John is the father of the value investment philosophy that has been the cornerstone of Ariel since he founded the firm in 1983, and he is pleased to take on this expanded role. John is replacing Eric T. McKissack, who has left the firm for personal reasons. Although we will miss our friend and colleague, we want to assure you the disciplined investment approach which has guided Ariel Appreciation Fund since its 1989 inception will remain unchanged.

A seasoned value investor, John has focused on small and mid-cap stocks for 20 years. He has always carefully studied both small and mid-cap investments as he ferrets out new stock ideas and monitors existing holdings. Assuming the additional responsibility for Ariel Appreciation Fund is a natural extension for John and will be a seamless transition for Ariel Mutual Funds shareholders.

As portfolio manager of Ariel Fund, John is often featured in the nation's leading financial publications and enjoys an outstanding long-term track-record. He is ably assisted by a deep and talented research team. John has built his stellar career on doing a few things extraordinarily well--namely stock selection and team building. To that end, we remain committed to delivering outstanding investment results and superior client service to our valued shareholders.

VALUE COMPANY IN FOCUS

[WADDELL & REED FINANCIAL SERVICES(R) LOGO]
6300 LAMAR AVE.
OVERLAND PARK, KS 66202
(913) 236-2000
www.waddell.com

WADDELL & REED FINANCIAL (NYSE: WDR) Founded in 1937, Waddell & Reed Financial (NYSE: WDR) is one of the oldest mutual fund companies in the United States focused on the retail market. With over $29 billion in assets under management, the firm manages 47 mutual funds as well as institutional and separate accounts. Waddell & Reed's extensive network of 2,800 financial advisors is dispersed throughout under-served markets across the country. Specifically, the company's customers are primarily middle-income Americans residing in smaller metropolitan areas and rural communities. These customers look to Waddell for financial consultation and advice in addition to investment products and performance.


REASONS FOR RECOMMENDATION

PROPRIETARY DISTRIBUTION

As opposed to depending on a third-party distributor, Waddell & Reed has its own sales force, which gives the firm a unique and sustainable competitive advantage. This direct sales force eliminates the middle man, lowers acquisition costs and raises profitability. Additionally, Waddell and Reed's direct contact with shareholders fosters impressive customer loyalty that enables the company to enjoy a much lower 8% asset redemption rate than the industry average of 25%.

STRATEGIC FOCUS ON UNDER-SERVED MARKET SEGMENT

Waddell & Reed targets middle-market households who are striving to save for retirement and have annual incomes between $40,000 and $100,000. These households fall below the radar of larger competitors who are increasingly focused on high-net worth individuals with annual incomes in excess of $100,000. Approximately 68% of Waddell's assets under management are held in some type of retirement account, including IRAs or variable annuities. The long-term focus of these accounts contributes to the company's low redemption rates and the stability of assets under management.

STRATEGIC GROWTH OPPORTUNITIES

In August, Waddell & Reed entered into a definitive agreement to purchase Mackenzie Investment Management, the Florida-based U.S. investment management subsidiary of Mackenzie Financial Corporation (MFC), the fourth-largest mutual fund company in Canada. This strategic acquisition not only broadens Waddell & Reed's U.S. retail distribution and non-proprietary sales efforts, but also provides additional investment management opportunities in Canada through sub-advisory and marketing agreements with MFC.


VALUATION

Waddell & Reed has the markings of a classic Ariel value play: a dominant position in its industry niche, a distinct and sustainable competitive advantage, a competent and experienced management team, a clean balance sheet with appealing cash economics, encouraging growth opportunities, and a depressed price relative to the intrinsic value of the business. The financial services industry is suffering from a weak fundamental environment caused by asset devaluations, accounting uncertainties, management misconduct and the threat of war. These macro concerns have contributed to a sharp decline in the stock prices of asset management companies in particular. Waddell & Reed's stock has suffered in accordance with its sector. At $18, it is now trading at an attractive discount to our $23 estimation of its private market value. We are buying shares.

VALUE COMPANY UPDATES

[AVERY DENNISON LOGO]
150 N. ORANGE GROVE BLVD.
PASADENA, CA 91103
(626) 304-2000
www.averydennison.com

AVERY DENNISON CORPORATION (NYSE: AVY) Founded in 1935, Avery Dennison is a global leader in the production of adhesive labels used for packaging, mailers and other consumer products. The company enjoys strong consumer and industrial franchises and continues to identify new platforms for growth through innovative new products as well as strategic acquisitions.

Avery Dennison completed its largest acquisition of the decade in May 2002 when it closed on its $295 million purchase of the private German firm Jackstadt GmbH. This acquisition will strengthen Avery Dennison's already dominant presence in the adhesive material market in Europe, providing additional market share gains, integration synergies and operating margin improvements. In September, Avery Dennison announced its plans to buy two smaller, privately held packaging companies which produce tags for apparel manufacturers and retailers. The clothing tag market is currently fragmented, presenting an outstanding opportunity for Avery Dennison to emerge as a new leader and establish an additional core business.

Avery Dennison's shareholder-focused management team has done a fine job of focusing the company's productivity and cost structure during challenging economic conditions. At $57, shares continue to approach our private market value estimate and we are maintaining our position.


APOGENT TECHNOLOGIES (NYSE: AOT) During a recent visit with the management of lab equipment producer Apogent Technologies, we toured its glass manufacturing facility in Portsmouth, New Hampshire. Apogent produces high quality products that are essential to laboratory research and must be replenished routinely. The company is a global leader in the industry and is the dominant supplier of a number of products, including microscope slides and coverglass (95% market share), test kits (75% market share), and plastic beakers and flasks (65% market share).

Apogent's share price has suffered as investors bid down the stock due to concerns about reduced research and development spending levels by Apogent's customers, including pharmaceuticals, government funded research labs and biotech companies. We are not discouraged by this short-term pessimism as 80% of Apogent's revenue comes from low ticket, high-margin disposable items that are indispensable to research.

At its current price of $19, the company sells for 13 times forward earnings. We find Apogent a compelling investment opportunity, especially given the company's stable revenue base, solid margins, expansive product offerings, and strong relationships with its major customers. We are maintaining our position.

[APOGENT LOGO]
30 PENHALLOW ST.
PORTSMOUTH, NH 03801
(603) 433-6131
www.apogent.com

[ENERGIZER(R) LOGO]
533 MARYVILLE UNIVERSITY DR.
ST. LOUIS, MO 63141
(314) 985-2000
www.energizer.com

ENERGIZER HOLDINGS, INC. (NYSE: ENR) Energizer's successful marketing mascot of a pink bunny beating a snare drum has helped it hold strong as the country's #2 battery maker and give the coppertop competition a run for its money. As the economy slowed in 2001, retailers worked to reduce bloated inventory levels and battery manufacturers searched aggressively for incremental business. We are pleased to report fundamentals have improved significantly for Energizer over the past nine months, with sales up 3%, operating income soaring 51%, and earnings per share more than doubling to $1.52 from $0.67. These improvements are a result of cost cutting, a more prudent approach to advertising, lower interest rates and diligent debt repayment. Investors have aptly rewarded Energizer in turn, bidding the shares up 70% since the start of the fiscal year on October 1, 2001--during a very difficult stock market environment to boot. We are pleased we were not deterred by a difficult 2001 and that our patience paid off.

We expect Energizer to continue to demonstrate modest sales growth and slight margin improvement despite the market turmoil. Although we recently sold a portion of Energizer stock to fund the purchase of other investment ideas selling at deeper discounts, we are holding our remaining shares at current levels.


WMS INDUSTRIES, INC. (NYSE: WMS) To say WMS Industries' stock price has experienced volatility this past year would be a major understatement. We initiated a position in the gaming-equipment manufacturer last September at an approximate per share price of $16. Since then, the stock has traded at levels ranging from $9 to $22. Despite these extremes, we remain patient, long-term investors and view the price volatility as an opportunity to build our position. WMS management and its board of directors seem to agree as the company continues to aggressively repurchase shares.

WMS's tumultuous share price cannot be solely attributed to a pressured economy and investor queasiness. The company experienced software glitches that led to regulatory delays for its new games and eroded operating profit and cash flow in turn. WMS promptly responded by upgrading its operating system with a launch date scheduled for next year. Now with new game approvals in various jurisdictions, the company's future looks promising once again.

With a difficult year behind, WMS is rolling out new slot machines that build on its strong franchise affiliations, including games based on Monopoly, Pac-Man, Survivor and Hollywood Squares. We are confident the company will ultimately reward patient investors and are holding our shares.

[WMS INDUSTRIES INC. LOGO]
800 S. NORTHPOINT BLVD.
WAUKEGAN, IL 60085
(847) 785-3000
www.wmsgaming.com

ARIEL VALUE FUNDS

ARIEL FUND
Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.


                             3RD QUARTER      YTD      1 YEAR      3 YEAR    5 YEAR    10 YEAR  LIFE OF FUND
------------------------------------------------------------------------------------------------------------
ARIEL FUND                      -10.16%     -6.73%     +6.62%     +10.78%    +8.34%    +12.50%     +13.33%

RUSSELL 2000 INDEX              -21.40%    -25.10%     -9.30%      -4.11%    -3.19%     +8.01%      +7.97%

RUSSELL 2000 VALUE INDEX        -21.29%    -15.58%     -1.47%      +6.28%    +2.07%    +11.70%     +10.76%

[CHART]

                                                                      RUSSELL 2000
                                               ARIEL FUND                INDEX
Consumer Discretionary and Services              35.27                      18
Materials and Processing                         14.66                     9.2
Financial Services                               11.44                    24.7
Producer Durables                                11.34                     7.8
Consumer Staples                                  9.46                     2.7
Cash & Other                                      8.63                     0.7
Health Care                                        6.5                    12.8
Technology                                         2.7                    11.2
Utilities                                            0                     5.1
Other Energy                                         0                       4
Autos and Transportation                             0                     3.8
Integrated Oils                                      0                       0


[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

                                  ARIEL                RUSSELL 2000                      S&P 500
 Dec. 1986                    10,203.34                  9,711.20                        9,744.80
 Dec. 1987                    11,366.66                  8,859.60                       10,256.42
 Dec. 1988                    15,904.93                 11,065.10                       11,959.90
 Dec. 1989                    19,899.53                 12,863.20                       15,749.46
 Dec. 1990                    16,699.19                 10,353.87                       15,260.40
 Dec. 1991                    22,163.48                 15,122.01                       19,910.23
 Dec. 1992                    24,763.24                 17,906.22                       21,427.29
 Dec. 1993                    26,923.69                 21,291.72                       23,587.04
 Dec. 1994                    25,786.49                 20,903.88                       23,898.38
 Dec. 1995                    30,561.55                 26,848.98                       32,878.89
 Dec. 1996                    37,747.22                 31,279.32                       40,427.86
 Dec. 1997                    51,502.23                 38,274.25                       53,915.92
 Dec. 1998                    56,594.60                 37,299.50                       69,323.24
 Dec. 1999                    53,334.92                 45,228.35                       83,912.06
 Dec. 2000                    68,676.68                 43,862.04                       76,271.56
 Dec. 2001                    78,437.88                 44,952.42                       67,207.02
 Mar. 2002                                              33,671.38                       48,280.36
June  2002
Sept. 2002                    73,156.01

*Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.


[SIDENOTE]

TEN LARGEST HOLDINGS
as of September 30, 2002

1  ENERGIZER HOLDINGS, INC.
   Consumer battery manufacturer

2  AMERICAN GREETINGS CORP.
   World's second largest producer of greeting cards

3  SERVICEMASTER CO.
   Diversified provider of consumer
   and commercial services

4  MARKEL CORP.
   Specialty insurance provider

5  ROUSE CO.
   Retail mall developer

6  GREY GLOBAL GROUP, INC.
   Advertising and marketing
   services firm

7  LEE ENTERPRISES, INC.
   Newspaper publisher

8  VALASSIS COMMUNICATIONS, INC.
   Preeminent marketing services
   company

9  INVACARE CORP.
   Leading producer of medical
   equipment

10 JONES LANG LASALLE, INC.
   Real estate services company

ARIEL APPRECIATION FUND
Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.


                            3RD QUARTER      YTD       1 YEAR     3 YEAR     5 YEAR    10 YEAR   LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND         -15.96%    -14.94%     -0.73%     +6.03%     +7.59%    +12.20%      +11.89%

RUSSELL MIDCAP INDEX            -17.64%    -22.34%     -8.98%     -2.39%     +0.87%    +10.18%      +10.34%

RUSSELL MIDCAP VALUE INDEX      -17.95%    -15.61%     -5.46%     +2.22%     +2.37%    +11.34%      +10.96%


[CHART]

                                         ARIEL
                                      APPRECIATION           RUSSELL MIDCAP
                                          FUND                   INDEX
Consumer Discretionary and Services      36.48                    19.4
Financial Services                       26.96                    23.9
Materials and Processing                  8.85                     7.5
Consumer Staples                          7.77                     3.4
Cash & Other                              5.47                     2.1
Producer Durables                         4.67                     5.5
Technology                                3.76                     8.4
Health Care                               3.21                    12.4
Utilities                                 2.83                     8.4
Other Energy                                 0                     4.3
Autos and Transportation                     0                     3.3
Integrated Oils                              0                     1.4

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

                    APPRECIATION           RUSSELL MIDCAP           S&P 500
 Dec. 1989           10,054.12               10,175.57              10,240.10
 Dec. 1990            9,902.21                9,005.60               9,922.12
 Dec. 1991           13,184.49               12,744.00              12,945.38
 Dec. 1992           14,930.13               14,826.42              13,931.75
 Dec. 1993           16,114.99               16,946.78              15,335.99
 Dec. 1994           14,762.59               16,592.16              15,538.42
 Dec. 1995           18,329.95               22,308.66              21,377.43
 Dec. 1996           22,677.45               26,546.92              26,285.68
 Dec. 1997           31,282.57               34,247.37              35,055.45
 Dec. 1998           37,397.79               37,705.41              45,073.09
 Dec. 1999           35,980.84               44,579.48              54,558.55
 Dec. 2000           42,753.79               48,256.86              49,590.80
 Dec. 2001           49,693.34               45,543.46              43,697.15
Sept. 2002           42,270.21               35,370.10              31,391.27

*Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.


[SIDENOTE]

TEN LARGEST HOLDINGS
as of September 30, 2002

1  ROUSE CO.
   Retail mall developer

2  MBNA CORP.
   Prominent issuer of bank credit cards

3  APOGENT TECHNOLOGIES, INC.
   Principal manufacturer of laboratory products

4  BLACK & DECKER CORP.
   World's leading producer of power tools and accessories

5  XL CAPITAL LTD.
   Worldwide insurance company

6  MBIA, INC.
   Leading insurer of municipal bonds

7  CENDANT CORP.
   Global provider of consumer and business services

8  ENERGIZER HOLDINGS, INC.
   Consumer battery manufacturer

9  SUNGARD DATA SYSTEMS, INC.
   Computer services and software
   company

10 CARNIVAL CORP.
   World's largest cruise company

ARIEL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002


    NUMBER     COMMON STOCKS-91.37%                          COST           MARKET VALUE
  OF SHARES
               CONSUMER DISCRETIONARY--35.27%
    2,989,900  American Greetings Corp.*                 $43,529,096         $48,137,390
    1,006,233  Bob Evans Farms, Inc.                      18,747,336          23,847,722
       72,324  Grey Global Group, Inc.                    41,546,441          42,671,160
    2,185,925  Hasbro, Inc.                               29,368,292          24,329,345
       81,925  International Game Technology*              1,188,199           5,664,294
    1,295,700  Journal Register Co.*                      25,490,001          24,423,945
    1,272,800  Lee Enterprises, Inc.                      41,300,999          41,824,208
      605,200  Libbey, Inc.                               20,845,096          19,281,672
      735,500  Matthews International Corp.               15,396,661          17,188,635
    1,186,900  Neiman Marcus Group, Inc.,
               Class A*                                   36,893,112          31,156,125
      630,575  Oneida Ltd.                                 9,620,904           8,783,910
      879,500  Radio One, Inc., Class D*                  12,648,452          14,502,955
    4,288,700  ServiceMaster Co.                          53,282,451          46,532,395
    1,127,100  Valassis Communications, Inc.*             39,279,552          39,527,397
    1,016,700  WMS Industries, Inc.*                      17,345,489          14,335,470
                                                          ----------          ----------
                                                         406,482,081         402,206,623
                                                         -----------         -----------
               CONSUMER STAPLES--9.46%
    1,465,400  Dial Corp.                                 23,387,127          31,447,484
      929,500  Longs Drug Stores Corp.                    21,964,433          21,462,155
    1,291,400  McCormick & Co., Inc.                      23,199,354          29,443,920
      696,753  Smucker (J.M.) Co.                         22,554,895          25,570,835
                                                          ----------          ----------
                                                          91,105,809         107,924,394
                                                          ----------         -----------
               FINANCIAL SERVICES--11.44%
    1,327,650  HCC Insurance Holdings, Inc.              $29,322,196         $31,876,876
    2,215,675  Horace Mann Educators Corp.                46,472,097          32,570,423
      231,825  Markel Corp.*                              45,289,307          46,174,904
    2,230,600  Sotheby's Holdings, Inc.*                  30,635,548          15,614,200
      239,600  Waddell & Reed Financial, Inc.              4,278,474           4,231,336
                                                           ---------           ---------
                                                         155,997,622         130,467,739
                                                         -----------         -----------
               HEALTH CARE--6.50%
      720,725  Bausch & Lomb, Inc.                        24,928,655          23,906,448
    1,129,550  Invacare Corp.                             38,519,435          38,687,088
      827,350  Sybron Dental Specialties, Inc.*           15,621,070          11,574,627
                                                          ----------          ----------
                                                          79,069,160          74,168,163
                                                          ----------          ----------
               MATERIALS AND PROCESSING--14.66%
      958,055  Brady Corp.                                29,830,601          30,849,371
    1,664,575  Energizer Holdings, Inc.*                  35,179,951          50,603,080
    2,014,100  Interface, Inc.                            13,252,225           7,975,836
    1,594,200  Jones Lang LaSalle, Inc.*                  29,723,590          32,776,752
    1,408,600  Rouse Co.                                  37,148,042          45,004,770
                                                          ----------          ----------
                                                         145,134,409         167,209,809
                                                         -----------         -----------
               PRODUCER DURABLES--11.34%
    1,710,800  Andrew Corp.*                              17,142,195          11,205,740
      657,570  General Binding Corp.*                     10,263,612          10,422,485
    1,277,523  Graco, Inc.                                26,087,239          31,682,570
    1,055,800  IDEX Corp.                                 34,158,738          30,143,090
    1,485,600  Miller (Herman), Inc.                      32,743,438          26,384,256
    1,856,300  Steelcase, Inc.                            27,211,894          19,435,461
                                                          ----------          ----------
                                                         147,607,116         129,273,602
                                                         -----------         -----------


    NUMBER     COMMON STOCKS-91.37% (cont)                    COST           MARKET VALUE
  OF SHARES
                 TECHNOLOGY--2.70%
        955,000  Anixter International, Inc.*            $25,023,831         $19,673,000
        660,000  Littelfuse, Inc.*                        16,677,502          11,101,200
                                                          ----------          ----------
                                                          41,701,333          30,774,200
                                                          ----------          ----------
                 Total Common Stocks                   1,067,097,530       1,042,024,530
                                                       -------------       -------------
      PRINCIPAL  REPURCHASE
         AMOUNT  AGREEMENTS-10.15%

    $15,783,300  State Street Bank & Trust
                 Company Repurchase
                 Agreement, 0.65%, dated
                 9/30/2002 repurchase price
                 $15,783,585 maturing
                 10/1/2002 (collateralized
                 by U.S. Treasury Bond,
                 6.00%, 2/15/2026)                        15,783,300          15,783,300

     50,000,000  State Street Bank & Trust
                 Company Repurchase
                 Agreement, 0.65%, dated
                 9/30/2002 repurchase price
                 $50,000,903 maturing
                 10/1/2002 (collateralized
                 by U.S. Treasury Bond,
                 6.00%, 2/15/2026)                        50,000,000          50,000,000

  $  50,000,000  State Street Bank & Trust
                 Company Repurchase
                 Agreement, 0.65%, dated
                 9/30/2002 repurchase price
                 $50,000,903 maturing
                 10/1/2002 (collateralized
                 by U.S. Treasury Bond,
                 6.00%, 2/15/2026)                       $50,000,000         $50,000,000
                                                          -----------         -----------

                 Total Repurchase Agreements             115,783,300         115,783,300
                                                         -----------         -----------
                 Total Investments-101.52%            $1,182,880,830       1,157,807,830
                                                      ==============
                 Liabilities less Other Assets-(1.52)%                       (17,307,080)
                                                                              ----------
                 NET ASSETS-100.00%                                       $1,140,500,750
                                                                           ==============

*Non-income producing.

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002


       NUMBER  COMMON STOCKS-96.90%                         COST            MARKET VALUE
    OF SHARES
               CONSUMER DISCRETIONARY--36.48%
      923,500  Accenture Ltd.*                           $13,302,759         $13,187,580
    1,136,200  Black & Decker Corp.                       46,206,057          47,640,866
    1,579,050  Carnival Corp.                             39,610,394          39,634,155
    4,050,195  Cendant Corp.*                             63,205,939          43,580,098
    1,343,075  Harte-Hanks, Inc.                          18,478,573          24,994,626
    2,001,050  Hasbro, Inc.                               25,464,484          22,271,686
    2,124,000  Interpublic Group of
               Companies, Inc.                            57,077,568          33,665,400
    1,223,600  Jones Apparel Group, Inc.*                 40,638,395          37,564,520
      580,000  Lee Enterprises, Inc.                      16,952,630          19,058,800
    1,012,545  Leggett & Platt, Inc.                      17,027,022          20,038,266
      566,100  McClatchy Co.                              24,416,426          34,503,795
      623,800  McDonald's Corp.                           11,462,367          11,016,308
      472,000  Neiman Marcus Group, Inc.,
               Class A*                                   14,921,879          12,390,000
      341,600  Omnicom Group, Inc.                        18,100,703          19,020,288
    2,747,895  ServiceMaster Co.                          34,823,279          29,814,661
    1,757,000  Toys "R" Us, Inc.*                         37,261,506          17,886,260
      924,400  Tribune Co.                                36,627,082          38,649,164
                                                          ----------          ----------
                                                         515,577,063         464,916,473
                                                         -----------         -----------
               CONSUMER STAPLES--7.77%
      865,272  Clorox Co.                                $33,042,421         $34,766,629
    1,357,900  Kroger Co.*                                29,896,150          19,146,390
    1,185,840  McCormick & Co., Inc.                      19,067,382          27,037,152
      808,800  Safeway, Inc.*                             33,412,412          18,036,240
                                                          ----------          ----------
                                                         115,418,365          98,986,411
                                                         -----------          ----------
               FINANCIAL SERVICES--26.96%
      833,500  Certegy, Inc.*                             26,573,595          16,753,350
    1,134,022  Dun & Bradstreet Corp.*                    33,760,107          38,114,479
    1,769,400  Equifax, Inc.                              42,791,223          38,466,756
      844,900  Franklin Resources, Inc.                   33,041,267          26,276,390
      458,300  H&R Block, Inc.                            10,166,688          19,253,183
    1,109,400  MBIA, Inc.                                 49,361,340          44,320,530
    2,761,437  MBNA Corp.                                 56,935,458          50,755,212
    2,040,465  SunGard Data Systems, Inc.*                52,961,793          39,687,044
      980,950  T. Rowe Price Group, Inc.                  35,633,953          24,484,512
      618,600  XL Capital Ltd.                            48,007,495          45,467,100
                                                          ----------          ----------
                                                         389,232,919         343,578,556
                                                         -----------         -----------
               HEALTH CARE--3.21%
      589,900  Bausch & Lomb, Inc.                        21,723,698          19,566,983
    1,427,500  IMS Health, Inc.                           23,956,898          21,369,675
                                                          ----------          ----------
                                                          45,680,596          40,936,658
                                                          ----------          ----------
               MATERIALS AND PROCESSING--8.85%
      328,110  Avery Dennison Corp.                       17,210,642          18,695,708
    1,396,325  Energizer Holdings, Inc.*                  30,901,930          42,448,280
    1,617,100  Rouse Co.                                  41,533,101          51,666,345
                                                          ----------          ----------
                                                          89,645,673         112,810,333
                                                          ----------         -----------


       NUMBER  COMMON STOCKS-96.90% (cont)                  COST            MARKET VALUE
    OF SHARES
               OTHER--2.37%
      639,650  Fortune Brands, Inc.                      $24,691,673         $30,249,049
                                                         -----------         -----------
               PRODUCER DURABLES--4.67%
    1,522,500  Miller (Herman), Inc.                      34,938,679          27,039,600
    1,065,900  Pitney Bowes, Inc.                         41,558,777          32,499,291
                                                          ----------          ----------
                                                          76,497,456          59,538,891
                                                          ----------          ----------
               TECHNOLOGY--3.76%
    2,571,700  Apogent Technologies, Inc.*                53,654,560          47,987,922
                                                          ----------          ----------
               UTILITIES--2.83%
    1,607,725  CenturyTel, Inc.                           46,253,826          36,061,272
                                                          ----------          ----------
               Total Common Stocks                     1,356,652,131       1,235,065,565
                                                       -------------       -------------


PRINCIPAL        REPURCHASE                                  COST           MARKET VALUE
AMOUNT           AGREEMENT-2.60%
  $33,163,723    State Street Bank & Trust
                 Company Repurchase
                 Agreement, 0.65%, dated
                 9/30/2002 repurchase price
                 $33,164,322 maturing
                 10/1/2002 (collateralized
                 by U.S. Treasury Bond,
                 6.00%, 2/15/2026)                       $33,163,723         $33,163,723
                                                         -----------         -----------
                 Total Repurchase Agreement               33,163,723          33,163,723
                                                          ----------          ----------
                 Total Investments-99.50%             $1,389,815,854       1,268,229,288
                                                      ==============

                 Other Assets less Liabilities-0.50%                           6,313,838
                                                                               ---------
                 NET ASSETS-100.00%                                       $1,274,543,126
                                                                          ==============

*Non-income producing.

The accompanying notes are an integral part of the financial statements.

VALUE STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                         EARNINGS PER SHARE
                                                     52 - WEEK           ------------------
                                                       RANGE         2001      2002       2003     2001     2002     2003   MARKET
                               TICKER   PRICE      --------------   ACTUAL   ESTIMATED   ESTIMATED  P/E      P/E      P/E    CAP.
COMPANY                        SYMBOL  9/30/02     LOW      HIGH   CALENDAR  CALENDAR   CALENDAR CALENDAR CALENDAR CALENDAR  ($MM)
Interface, Inc.                IFSIA     3.96      3.66     10.05    0.14       0.12      0.35     28.3     33.0     11.3    203
Oneida Ltd.                    OCQ      13.93     11.25     19.75    0.19       0.55      0.80     73.3     25.3     17.4    230
General Binding Corp.          GBND     15.85      7.30     20.15   -0.33       0.18      0.24       NM     88.1     66.0    252
Littelfuse, Inc.               LFUS     16.82     16.53     28.47    0.42       0.58      0.98     40.0     29.0     17.2    369
Sotheby's Holdings, Inc.       BID       7.00      6.88     17.81   -0.34       0.15      0.50       NM     46.7     14.0    430
WMS Industries, Inc.           WMS      14.10      9.28     21.67    0.89       0.45      0.64     15.8     31.3     22.0    436
Libbey, Inc.                   LBY      31.86     26.80     40.10    2.53       2.40      2.65     12.6     13.3     12.0    494
Sybron Dental Specialties      SYD      13.99     12.30     22.60    1.10       1.19      1.33     12.7     11.8     10.5    531
Horace Mann Educators Corp.    HMN      14.70     13.00     24.08    0.87       1.15      1.35     16.9     12.8     10.9    600
Jones Lang LaSalle, Inc.       JLL      20.56     13.25     24.80    1.31       1.60      1.78     15.7     12.9     11.6    633
Andrew Corp.                   ANDW      6.55      6.24     24.88    0.21       0.26      0.18     31.2     25.2     36.4    642
Matthews International Corp.   MATW     23.37     20.65     29.00    1.04       1.20      1.39     22.5     19.5     16.8    728
Brady Corp.                    BRC      32.20     25.55     40.70    1.10       1.37      1.53     29.3     23.5     21.0    743
Grey Global Group, Inc.        GREY    590.00    507.00    832.00    5.71      11.92     17.96       NM     49.5     32.9    752
Anixter International, Inc.    AXE      20.60     19.99     31.50    1.36       1.18      1.48     15.1     17.5     13.9    771
Journal Register Company       JRC      18.85     14.98     22.20    0.83       1.15      1.35     22.7     16.4     14.0    784
Bob Evans Farms, Inc.          BOBE     23.70     17.25     33.30    1.69       1.95      2.16     14.0     12.2     11.0    844
Longs Drug Stores Corp.        LDG      23.09     20.90     32.95    1.30       1.30      1.42     17.8     17.8     16.3    886
IDEX Corp.                     IEX      28.55     26.95     39.66    1.27       1.78      2.24     22.5     16.0     12.7    927
American Greetings Corp.       AM       16.10     11.98     23.80    1.07       1.58      1.72     15.0     10.2      9.4  1,059
Invacare Corp.                 IVC      34.25     28.50     40.50    1.91       2.25      2.51     17.9     15.2     13.6  1,060
Graco, Inc.                    GGG      24.80     19.03     30.57    1.40       1.52      1.69     17.7     16.3     14.7  1,180
The Neiman Marcus Group, Inc.  NMG.A    26.25     23.75     39.80    1.48       2.41      2.68     17.7     10.9      9.8  1,259
Herman Miller, Inc.            MLHR     17.76     14.43     25.75    0.92       0.15      0.70     19.3    118.4     25.4  1,348
Waddell & Reed Financial, Inc. WDR      17.66     16.30     33.10    1.35       1.16      1.29     13.1     15.2     13.7  1,415
Lee Enterprises, Inc.          LEE      32.86     28.90     40.09    1.50       1.69      2.00     21.9     19.4     16.4  1,455
HCC Insurance Holdings, Inc.   HCC      24.01     19.11     29.20    1.02       1.79      2.15     23.5     13.4     11.2  1,496
Steelcase, Inc.                SCS      10.47     10.35     18.00    0.64      -0.05      0.20     16.4       NM     52.4  1,545
Radio One, Inc.                ROIAK    16.49     10.50     24.81   -0.77       0.17      0.35       NM     97.0     47.1  1,724
Bausch & Lomb, Inc.            BOL      33.17     27.16     44.80    0.92       1.53      2.03     36.1     21.7     16.3  1,788
The J.M. Smucker Company       SJM      36.70     25.00     38.84    1.26       1.70      2.00     29.1     21.6     18.4  1,819
Valassis, Inc.                 VCI      35.07     30.50     41.28    2.27       2.39      2.70     15.4     14.7     13.0  1,868
Hasbro, Inc.                   HAS      11.13     10.70     18.44    0.35       0.74      1.08     31.8     15.0     10.3  1,927
Markel Corp.                   MKL     199.18    171.10    222.03  -16.25       7.65     12.50       NM     26.0     15.9  1,958
The Dial Corp.                 DL       21.46     13.80     22.20    0.87       1.20      1.34     24.7     17.9     16.0  2,035
Energizer Holdings, Inc.       ENR      30.40     15.30     31.92    1.15       2.00      2.16     26.4     15.2     14.1  2,757
Rouse Company                  RSE      31.95     23.70     33.50    3.62       3.85      4.16      8.8      8.3      7.7  2,773
McCormick & Company, Inc.      MKC      22.80     20.25     27.25    1.10       1.29      1.43     20.7     17.7     15.9  3,190
The ServiceMaster Co.          SVM      10.85     10.06     15.50    0.37       0.59      0.69     29.3     18.4     15.7  3,281
International Game Technology  IGT      69.14     40.85     71.95    2.86       3.45      3.85     24.2     20.0     18.0  5,991

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. NM=Not Meaningful.
      Rouse Company estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization.
      McCormick & Company prices and estimates are adjusted for a 2 for 1 stock split effective April 9, 2002.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                         EARNINGS PER SHARE
                                                     52 - WEEK           ------------------
                                                       RANGE         2001      2002       2003     2001     2002     2003   MARKET
                               TICKER   PRICE      --------------   ACTUAL   ESTIMATED   ESTIMATED  P/E      P/E      P/E    CAP.
COMPANY                        SYMBOL  9/30/02     LOW      HIGH   CALENDAR  CALENDAR   CALENDAR CALENDAR CALENDAR CALENDAR  ($MM)

The Neiman Marcus Group, Inc. NMG.A    26.25     23.75     39.80      1.48       2.41      2.68     17.7     10.9      9.8  1,259
Herman Miller, Inc.           MLHR     17.76     14.43     25.75      0.92       0.15      0.70     19.3    118.4     25.4  1,348
Certegy, Inc.                 CEY      20.10     16.70     44.49      1.16       1.39      1.52     17.3     14.5     13.2  1,391
Lee Enterprises, Inc.         LEE      32.86     28.90     40.09      1.50       1.69      2.00     21.9     19.4     16.4  1,455
Harte-Hanks, Inc.             HHS      18.61     13.63     22.68      0.82       0.99      1.10     22.7     18.8     16.9  1,712
Bausch & Lomb, Inc.           BOL      33.17     27.16     44.80      0.92       1.53      2.03     36.1     21.7     16.3  1,788
Hasbro, Inc.                  HAS      11.13     10.70     18.44      0.35       0.74      1.08     31.8     15.0     10.3  1,927
Apogent Technologies, Inc.    AOT      18.66     16.87     26.52      1.02       1.30      1.44     18.3     14.4     13.0  1,996
Toys "R" Us, Inc.             TOY      10.18      9.27     24.00      0.94       1.11      1.17     10.8      9.2      8.7  2,163
The Dun & Bradstreet Corp.    DNB      33.61     27.01     43.40      1.75       2.15      2.45     19.2     15.6     13.7  2,496
Energizer Holdings, Inc.      ENR      30.40     15.30     31.92      1.15       2.00      2.16     26.4     15.2     14.1  2,757
Rouse Company                 RSE      31.95     23.70     33.50      3.62       3.85      4.16      8.8      8.3      7.7  2,773
The McClatchy Co.             MNI      60.95     41.06     65.55      1.40       2.68      3.03     43.5     22.7     20.1  2,792
T. Rowe Price Group, Inc.     TROW     24.96     21.50     42.69      1.52       1.50      1.60     16.4     16.6     15.6  3,056
Equifax, Inc.                 EFX      21.74     18.95     31.30      1.28       1.35      1.55     17.0     16.1     14.0  3,126
CenturyTel, Inc.              CTL      22.43     21.13     35.79      1.59       2.14      2.23     14.1     10.5     10.1  3,182
McCormick & Company, Inc.     MKC      22.80     20.25     27.25      1.10       1.29      1.43     20.7     17.7     15.9  3,190
The ServiceMaster Co.         SVM      10.85     10.06     15.50      0.37       0.59      0.69     29.3     18.4     15.7  3,281
The Black & Decker Corp.      BDK      41.93     29.74     50.50      2.21       3.10      3.75     19.0     13.5     11.2  3,377
Leggett & Platt, Inc.         LEG      19.79     18.00     27.40      0.94       1.22      1.41     21.1     16.2     14.0  3,875
Jones Apparel Group, Inc.     JNY      30.70     24.30     41.68      2.31       2.70      3.00     13.3     11.4     10.2  3,956
IMS Health, Inc.              RX       14.97     12.90     28.23      0.90       0.99      1.10     16.6     15.1     13.6  4,248
SunGard Data Systems, Inc.    SDS      19.45     18.60     35.10      0.97       1.12      1.30     20.1     17.4     15.0  5,496
MBIA, Inc.                    MBI      39.95     39.05     60.11      3.91       4.25      4.70     10.2      9.4      8.5  5,877
The Interpublic Group of
  Companies                   IPG      15.85     12.75     34.98      0.96       1.20      1.40     16.5     13.2     11.3  6,082
Avery Dennison Corp.          AVY      56.98     46.13     69.70      2.48       2.81      3.20     23.0     20.3     17.8  6,259
Fortune Brands, Inc.          FO       47.29     33.00     57.86      2.41       3.15      3.51     19.6     15.0     13.5  7,097
Pitney Bowes, Inc.            PBI      30.49     29.98     44.41      2.25       2.36      2.59     13.6     12.9     11.8  7,268
H&R Block, Inc.               HRB      42.01     32.35     53.50      1.90       2.38      2.81     22.1     17.7     15.0  7,591
Franklin Resources, Inc.      BEN      31.10     29.52     44.48      1.77       1.80      1.90     17.6     17.3     16.4  8,083
The Clorox Company            CLX      40.18     31.92     47.95      1.74       2.07      2.26     23.1     19.4     17.8  8,964
XL Capital Ltd.               XL       73.50     58.45     98.48     -3.56       5.20      8.00       NM     14.1      9.2  9,980
Safeway, Inc.                 SWY      22.30     21.10     46.90      2.59       2.80      2.90      8.6      8.0      7.7 10,403
Omnicom Group Inc.            OMC      55.68     36.50     97.35      2.72       3.40      3.80     20.5     16.4     14.7 10,467
The Kroger Co.                KR       14.10     13.50     25.94      1.46       1.65      1.80      9.7      8.5      7.8 10,903
Cendant Corp.                 CD       10.76      9.86     20.15      1.04       1.25      1.50     10.3      8.6      7.2 11,192
Tribune Company               TRB      41.81     29.71     47.25      0.72       1.65      1.90     58.1     25.3     22.0 12,632
Accenture Ltd.                ACN      14.28     12.12     30.50      0.82       0.90      1.05     17.4     15.9     13.6 13,668
Carnival Corp.                CCL      25.10     19.80     34.64      1.58       1.70      2.05     15.9     14.8     12.2 14,725
McDonald's Corp.              MCD      17.66     17.42     30.72      1.26       1.43      1.53     14.0     12.3     11.5 22,521
MBNA Corp.                    KRB      18.38     12.95     26.30      1.28       1.50      1.71     14.4     12.3     10.7 23,484

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. NM=Not Meaningful.
      Rouse Company estimates are before depreciation and deferred taxes. McCormick & Company prices and estimates are adjusted for a 2 for 1 stock split effective April 9, 2002.

ARIEL PREMIER GROWTH

DEAR FELLOW SHAREHOLDER: For the third quarter ended September 30, 2002, Ariel Premier Growth Fund, Institutional Class lost -16.12% and the Investor Class declined -16.26%. These results slightly trailed the Russell 1000 Growth Index, which fell -15.05% but out-performed the broad market as measured by the S&P 500 Index, which was down -17.28%.

The third quarter of 2002 started off bad and ended worse. The market was almost devoid of safe havens and was among the worst on record for all the major stock market indices. Last quarter's issues continued to weigh on the market psychology: concerns about war, corporate scandals, mixed economic data and lagging profits. Ariel Premier Growth Fund struggled along with its large cap growth brethren and the broad market. On the bright side, we are taking advantage of low interest rates, significant margin leverage and increasingly attractive valuations.

Ariel Premier Growth Fund invests in high-quality companies which we expect to benefit promptly and significantly once this bear market has run its course. We believe we are currently experiencing an excessive market downturn similar to the extremes experienced towards the end of the bull market (although notably more painful). There was not one particular event to mark the downward inflection point after the market's peak in March of 2000 and there is unlikely to be one now to mark an upward inflection point from its current lows. Nevertheless, we await a rally, be it announced or not. We are heartened when we recall that the 12 to 31 months following the bear markets of

1980-1982 and 1987 resulted in powerful rebounds. Despite the challenging market environment, we are confident our future is equally bright. As such, we are sticking with our discipline of owning great growth companies, and we counsel our shareholders to remain patient and remember that successful investing is a long-term endeavor.



Sincerely,



/s/ John W. Rogers, Jr.             /s/ David M. Fowler

John W. Rogers, Jr.                 David M. Fowler
Chairman & CEO                      President
Ariel Capital Management, Inc.      Lincoln Capital Management Company

GROWTH COMPANY UPDATES

[CAPITAL ONE(R) LOGO]
2980 FAIRVIEW PARK DR.
SUITE 1300
FALLS CHURCH, VA 22042
(703) 205-1000
www.capitalone.com

CAPITAL ONE FINANCIAL CORPORATION (NYSE: COF)
The company's ubiquitous television ads ask the viewer, "What's in your wallet?" but we're here to answer the question, "What's in your portfolio?"--Capital One. The company is among the top ten providers of MasterCard and Visa credit cards in the world, with over $53 billion in managed loans and 48 million accounts.

Capital One's business may be debt, but its own balance sheet is strong. The company is one of only a handful of U.S. firms which have grown earnings per share 20% annually and produced a return on equity of over 20% each year for the past seven years. Consistent with its financial performance since 1995, we expect the company to report earnings per share growth of over 20% in 2003.

Capital One's stock has lagged this year due to concerns we believe to be temporary. Specifically, the potential for increased regulation of U.S. credit card lenders has weighed on the stock. However, we expect that even if increased regulation occurs, it will be manageable for stronger players in the industry, such as Capital One, and is not a threat to its respected brand. At current levels, the stock trades at only 8 times forward earnings. We are confident Capital One will be a successful holding for long-term investors.

DELL COMPUTER CORP. (OTC: DELL) Dell Computer is a premier supplier of computer products and services. The company's ad campaign featuring a grinning toe-headed teenager targets the 60 million strong "Generation Y" market of techno-savvy youth and young adults. The Gen-Y market is no stranger to consumerism, so its no wonder Dell is the #1 direct sale computer vendor. Dell's direct sales model eliminates the need for middlemen and mark-ups, providing cost-based efficiencies its PC competitors envy. The company is extending this business model into other significant opportunities such as servers and storage. With its substantial market share gains, Dell has produced one of the most consistent records of sales, cash flow, and earnings growth in the technology realm.

In the most difficult environment for technology companies in well over a decade, Dell continues to produce solid growth in sales and earnings. We expect growth to accelerate when information technology spending returns to more normal patterns. The stock is attractive in the low $20's.

[DELL LOGO]
ONE DELL WAY
ROUND ROCK, TX 78682
(512) 338-4400
www.dell.com

ARIEL PREMIER GROWTH FUND
Inception
February 1, 2002

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002 (assume reinvestment of dividends and capital gains)


-------------------------------------------------------------------------------------------------------------
                                       3RD QUARTER   YTD       1 YEAR    3 YEAR      5 YEAR      LIFE OF FUND
                                                                                                 (CUMULATIVE)
-------------------------------------------------------------------------------------------------------------
ARIEL PREMIER GROWTH FUND, INST. CL.       -16.12     -           -         -           -           -30.80%

ARIEL PREMIER GROWTH FUND, INV. CL.        -16.26     -           -         -           -           -31.00%

RUSSELL 1000 GROWTH INDEX                  -15.05     -           -         -           -           -31.49%

S&P 500 INDEX                              -17.28     -           -         -           -           -27.10%

[CHART]

                                                   ARIEL               RUSSELL 1000
                                                PREMIER GROWTH            GROWTH
Health Care                                        26.04                    27.5
Technology                                         16.22                      18
Consumer Discretionary and Services                14.27                    16.9
Financial Services                                 13.46                    12.6
Other                                              11.45                       7
Consumer Staples                                   10.59                    11.4
Producer Durables                                   3.38                     2.7
Utilities                                           1.87                     0.5
Other Energy                                        1.54                     1.1
Autos and Transportation                            0.65                     1.3
Integrated Oils                                     0.53                     0.1
Materials and Processing                               0                     0.9

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS AND COMPARABLE INDEX*

                    GROWTH - INVEST         RUSSELL 1000             S&P 500
 Mar. 2002              10,110.00             9,916.45              10,176.05
June  2002               8,240.00             8,064.74               8,812.65
Sept. 2002               6,900.00             6,851.34               7,290.19

[CHART]

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

                              GROWTH - INSTIT             RUSSELL 1000                        S&P 500
 Mar. 2002                     1,012,000.00                 991644.93                      1017604.88
June  2002                       825,000.00               806473.5333                     881265.4957
Sept. 2002                       692,000.00                 764436.66                       817909.44

*Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL PREMIER GROWTH FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A SMALL NUMBER OF LARGE COMPANIES WHICH IT BELIEVES TO HAVE EXCEPTIONAL GROWTH PROSPECTS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $10 BILLION AT THE TIME OF INVESTMENT, WITH AN EMPHASIS ON LARGE CAPITALIZATION (LARGE CAP) STOCKS.


[SIDENOTE]

TEN LARGEST HOLDINGS

as of September 30, 2002

1  JOHNSON & JOHNSON
   Healthcare product producer

2  WAL-MART STORES, INC.
   World's #1 retailer

3  GENERAL ELECTRIC CO.
   Diversified manufacturer and
   financial services company

4  MICROSOFT CORP.
   World's #1 software company

5  PFIZER, INC.
   Leading pharmaceutical company

6  ABBOTT LABORATORIES
   Broad-based healthcare company

7  CISCO SYSTEMS, INC.
   World's #1 provider of internet
   hardware

8  PROCTER & GAMBLE CO.
   Country's top producer of household products

9  AMERICAN INTERNATIONAL GROUP, INC.
   Preeminent insurance company

10 DELL COMPUTER CORP.
   Leading direct-sale computer vendor

ARIEL PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002


     NUMBER    COMMON STOCKS-96.84%                               COST      MARKET VALUE
   OF SHARES
               AUTOS AND TRANSPORTATION--0.65%
        1,600  Harley-Davidson, Inc.                             $84,670         $74,320
                                                                 -------         -------
               CONSUMER DISCRETIONARY--14.27%
        2,500  Bed Bath & Beyond, Inc.*                           82,365          81,425
        3,600  Home Depot, Inc.                                  165,984          93,960
        2,500  Kohl's Corp.*                                     171,332         152,025
       35,800  Liberty Media Corp.*                              433,736         257,044
        4,500  Lowe's Cos., Inc.                                 190,466         186,300
        2,800  Target Corp.                                       98,176          82,656
        1,600  Tech Data Corp.*                                   58,461          42,240
        4,300  Viacom, Inc., Class B*                            164,813         174,365
       11,200  Wal-Mart Stores, Inc.                             654,604         551,488
                                                                 -------         -------
                                                               2,019,937       1,621,503
                                                               ---------       ---------
               CONSUMER STAPLES--10.59%
        4,600  Colgate-Palmolive Co.                             242,311         248,170
        4,700  Kraft Foods, Inc.                                 184,392         171,362
        4,400  Pepsi Bottling Group, Inc.                        129,250         102,960
        8,500  PepsiCo, Inc.                                     407,206         314,075
        4,100  Procter & Gamble Co.                              350,533         366,458
                                                                 -------         -------
                                                               1,313,692       1,203,025
                                                               ---------       ---------
               FINANCIAL SERVICES--13.46%
        6,100  American International Group, Inc.               $424,384        $333,670
        2,500  Automatic Data Processing, Inc.                    81,125          86,925
        7,900  Capital One Financial Corp.                       313,569         275,868
        6,100  Citigroup, Inc.                                   178,540         180,865
        1,900  Fannie Mae                                        151,535         113,126
        8,000  First Data Corp.                                  298,451         223,600
        7,300  MBNA Corp.                                        130,969         134,174
        4,700  State Street Corp.                                246,997         181,608
                                                                 -------         -------
                                                               1,825,570       1,529,836
                                                               ---------       ---------
               HEALTH CARE--26.04%
        9,500  Abbott Laboratories                               369,732         383,800
        1,700  AmerisourceBergen Corp.                           122,227         121,414
        5,700  Amgen, Inc.*                                      307,042         237,690
        3,300  Baxter International, Inc.                        180,464         100,815
        2,000  Cardinal Health, Inc.                             125,150         124,400
        1,700  Forest Laboratories, Inc.*                        134,080         139,417
       12,700  Johnson & Johnson                                 742,043         686,816
       13,400  Pfizer, Inc.                                      515,809         388,868
        5,800  Pharmacia Corp.                                   239,425         225,504
        4,700  Schering-Plough Corp.                             105,174         100,204
        1,200  Tenet Healthcare Corp.                             57,234          59,400
        2,400  UnitedHealth Group, Inc.                          214,213         209,328
        5,700  Wyeth                                             291,568         181,260
                                                                 -------         -------
                                                               3,404,161       2,958,916
                                                               ---------       ---------
               INTEGRATED OILS--0.53%
        1,900  Exxon Mobil Corp.                                  79,392          60,610
                                                                  ------          ------


     NUMBER    COMMON STOCKS-96.84% (cont)                        COST      MARKET VALUE
   OF SHARES
               OTHER--8.29%
        2,200  3M Co.                                           $258,728        $241,934
       19,400  General Electric Co.                              694,088         478,210
        3,800  Illinois Tool Works, Inc.                         268,159         221,654
                                                                 -------         -------
                                                               1,220,975         941,798
                                                               ---------         -------
               OTHER ENERGY--1.54%
        4,700  BJ Services Co.*                                  157,780         122,200
        1,700  Noble Corp.*                                       70,723          52,700
                                                                  ------          ------
                                                                 228,503         174,900
                                                                 -------         -------
               PRODUCER DURABLES--3.38%
        4,800  Applied Materials, Inc.*                           58,649          55,440
        4,200  Danaher Corp.                                     258,159         238,770
        1,600  United Technologies Corp.                         115,064          90,384
                                                                 -------          ------
                                                                 431,872         384,594
                                                                 -------         -------
               TECHNOLOGY--16.22%
        2,800  Broadcom Corp.*                                    77,755          29,904
        2,000  Brocade Communications
               Systems, Inc.*                                     53,143          15,060
       35,700  Cisco Systems, Inc.*                              584,178         374,136
       13,600  Dell Computer Corp.*                              362,278         319,736
        7,500  Extreme Networks, Inc.*                            81,483          31,575
       18,100  Intel Corp.                                       409,452         251,409
        4,500  Jabil Circuit, Inc.*                               83,802          66,510
        3,000  Maxim Integrated Products, Inc.*                  127,877          74,280
        3,600  Microchip Technology, Inc.*                        82,014          73,620
        9,000  Microsoft Corp.*                                  501,203         393,210
        3,400  Network Appliance, Inc.*                           62,120          24,922
       16,400  Oracle Corp.*                                     164,211         128,904
        1,800  Symantec Corp.*                                    60,830          60,606
                                                                  ------          ------
                                                               2,650,346       1,843,872
                                                               ---------       ---------
               UTILITIES--1.87%
       10,200  Comcast Corp., Class A*                          $311,282        $212,772
                                                                --------        --------
               Total Common Stocks                            13,570,400      11,006,146
                                                              ----------      ----------
    PRINCIPAL  REPURCHASE
     AMOUNT    AGREEMENT-1.64%

     $185,942  State Street Bank & Trust
               Company Repurchase
               Agreement, 0.65%, dated
               9/30/2002, repurchase
               price $185,945 maturing
               10/1/2002 (collateralized
               by U.S. Treasury Bond,
               8.875%, 8/15/2017)                                185,942         185,942
                                                                 -------         -------

               Total Repurchase Agreement                        185,942         185,942
                                                                 -------         -------

Total Investments-98.48%                                     $13,756,342      11,192,088
                                                             ===========

               Other Assets less Liabilities-1.52%                               173,074
                                                                                 -------
               NET ASSETS-100.00%                                            $11,365,162
                                                                             ===========

*Non-income producing.

The accompanying notes are an integral part of the financial statements.

GROWTH STATISTICAL SUMMARY

ARIEL PREMIER GROWTH FUND
(UNAUDITED)


                                                                        EARNINGS PER SHARE
                                                   52 - WEEK      -----------------------------
                                                     RANGE         2001      2002       2003     2001     2002     2003     MARKET
                              TICKER   PRICE     -------------    ACTUAL   ESTIMATED  ESTIMATED  P/E      P/E      P/E       CAP.
COMPANY                       SYMBOL  9/30/02    LOW      HIGH   CALENDAR  CALENDAR   CALENDAR CALENDAR CALENDAR CALENDAR    ($B)
Extreme Networks, Inc.        EXTR      4.21     3.86     18.25   -1.63       0.11      0.22       NM     37.54    19.55      0.5
Tech Data Corporation         TECD     26.40    26.40     51.17    2.04       2.43      2.75     24.8     10.85     9.59      1.5
Brocade Communications Sys.,
  Inc.                        BRCD      7.53     7.53     40.40    0.01       0.28      0.49       NM     27.09    15.43      1.8
Network Appliance, Inc.       NTAP      7.33     6.54     26.89    0.01       0.23      0.34       NM     31.97    21.36      2.5
Broadcom Corp.                BRCM     10.68    10.68     51.43  -10.79      -0.17      0.25       NM        NM    42.07      2.9
Jabil Circuit, Inc.           JBL      14.78    14.64     30.71    0.18       0.72      1.00       NM     20.53    14.80      2.9
BJ Services Co.               BJS      26.00    17.12     38.65    2.13       1.06      1.42       NM     24.56    18.34      4.1
Microchip Technology, Inc.    MCHP     20.45    15.36     33.07    0.48       0.67      0.89     58.1     30.32    22.86      4.1
Noble Corp.                   NE       31.00    23.60     45.79    1.99       1.63      2.17     17.1     19.04    14.26      4.2
Symantec Corp.                SYMC     33.63    17.39     42.40   -0.20       1.43      1.64       NM     23.58    20.45      4.9
Pepsi Bottling Group, Inc.    PBG      23.40    21.70     34.38    1.07       1.44      1.70     22.0     16.21    13.79      6.6
AmerisourceBergen Corp.       ABC      71.42    55.10     82.26    2.16       3.25      3.89       NM     21.96    18.37      7.6
Capital One Financial Corp.   COF      34.92    24.70     65.75    3.06       3.77      4.51     17.6      9.27     7.75      7.7
Maxim Integrated Products,
  Inc.                        MXIM     24.76    23.54     61.42    0.80       0.97      1.29     47.9     25.56    19.24      7.9
Danaher Corp.                 DHR      56.85    46.50     75.33    2.07       2.70      3.20     29.1     21.02    17.77      8.7
Bed Bath & Beyond, Inc.       BBBY     32.57    24.30     37.74    0.76       0.96      1.17     43.9     34.02    27.75      9.5
State Street Corp.            STT      38.64    36.13     57.59    1.94       2.22      2.47     26.9     17.40    15.61     12.5
Harley-Davidson, Inc.         HDI      46.45    41.40     57.00    1.45       1.78      2.08     37.5     26.13    22.32     14.0
Forest Laboratories, Inc.     FRX      82.01    66.00     84.10    1.90       2.42      3.01     43.0     33.82    27.23     14.7
Illinois Tool Works, Inc.     ITW      58.33    53.50     77.38    2.64       3.10      3.56     25.7     18.83    16.39     17.9
Baxter International, Inc.    BAX      30.55    30.55     59.60    1.13       2.01      2.31     47.5     15.22    13.21     18.4
Liberty Media Corp.           L         7.18     6.41     14.86   -2.61      -0.85     -0.25       NM       NM       NM      18.6
Applied Materials             AMAT     11.55    11.20     27.76    0.48       0.19      0.43     35.9     62.19    26.77     19.0
Comcast Corp., Class A        CMCSK    20.86    16.80     40.18    0.24       0.68      0.90       NM     30.85    23.27     19.7
Kohl's Corp.                  KSS      60.81    48.67     77.75    1.48       1.87      2.26     44.8     32.54    26.93     20.5
First Data Corp.              FDC      27.95    27.53     45.00    1.12       1.66      1.91     35.0     16.86    14.64     21.2
Automatic Data Processing,
  Inc.                        ADP      34.77    31.60     60.27    1.78       1.85      2.03     24.5     18.83    17.15     21.4
MBNA Corp.                    KRB      18.38    13.80     25.97    1.31       1.51      1.74     17.9     12.21    10.57     23.5
Tenet Healthcare Corp.        THC      49.50    36.07     52.07    2.09       2.87      3.32     23.7     17.23    14.90     24.1
UnitedHealth Group, Inc.      UNH      87.22    63.53     97.30    2.92       4.06      4.77     24.2     21.49    18.30     26.4
United Technologies Corp.     UTX      56.49    47.25     77.25    4.06       4.39      4.84     15.9     12.87    11.67     26.8
Target Corp.                  TGT      29.52    29.10     45.72    1.52       1.83      2.09     29.2     16.10    14.10     26.8
Cardinal Health, Inc.         CAH      62.20    49.08     76.60    2.50       3.18      3.82     24.6     19.57    16.28     27.9
Colgate-Palmolive Co.         CL       53.95    44.36     59.41    2.02       2.25      2.43     28.6     23.98    22.20     29.3
Schering-Plough               SGP      21.32    20.75     39.12    1.33       1.63      1.43     26.9     13.11    14.92     31.3
Lowe's                        LOW      41.40    30.40     48.10    1.33       1.75      2.08     34.6     23.69    19.95     32.3
Oracle Corp.                  ORCL      7.86     7.32     17.26    0.40       0.40      0.45     19.8     19.88    17.56     42.1
Wyeth                         WYE      31.80    29.75     66.21    1.74       2.29      2.55     35.3     13.88    12.46     42.2
3M Co.                        MMM     109.97    96.86    130.07    3.63       5.26      5.91     32.6     20.92    18.60     42.9


                                                                        EARNINGS PER SHARE
                                                   52 - WEEK      -----------------------------
                                                     RANGE         2001      2002       2003     2001     2002     2003     MARKET
                              TICKER   PRICE     -------------    ACTUAL   ESTIMATED  ESTIMATED  P/E      P/E      P/E       CAP.
COMPANY                       SYMBOL  9/30/02    LOW      HIGH   CALENDAR  CALENDAR   CALENDAR CALENDAR CALENDAR CALENDAR    ($B)
Amgen, Inc.                   AMGN    41.70     31.07    68.49     1.07       1.34      1.63     52.7     31.05    25.61     43.0
Pharmacia Corp.               PHA     38.88     31.32    46.51     0.98       1.55      1.79     43.5     25.11    21.78     50.2
Federal National Mortgage     FNM     59.54     59.54    84.39     5.92       6.20      7.00     13.4      9.60     8.51     59.1
Dell Computer Corp.           DELL    23.51     18.54    29.67     0.48       0.79      0.96     57.3     29.68    24.55     60.8
Home Depot, Inc.              HD      26.10     26.10    52.07     1.30       1.58      1.84     38.5     16.57    14.17     61.5
Abbott Labs                   ABT     40.40     31.00    57.70     1.00       2.07      2.31     55.8     19.51    17.49     63.1
Kraft Foods, Inc.             KFT     36.46     32.00    43.84     1.17       2.04      2.27     29.1     17.89    16.09     63.3
PepsiCo                       PEP     36.95     35.50    53.12     1.51       1.94      2.16     32.2     19.01    17.07     64.4
Viacom, Inc.                  VIA.B   40.55     31.94    51.48    -0.13       1.19      1.43       NM     34.17    28.44     71.3
Cisco Systems, Inc.           CSCO    10.48     10.48    21.79     0.26       0.56      0.65     50.7     18.58    16.04     76.5
Intel Corp.                   INTC    13.89     13.89    35.79     0.19       0.53      0.75       NM     26.17    18.47     92.6
Procter & Gamble Co.          PG      89.38     69.80    94.40     3.26       3.97      4.36     27.4     22.50    20.52    116.3
American International
  Group, Inc.                 AIG     54.70     51.10    86.01     2.10       3.47      4.00     37.8     15.76    13.68    142.8
Citigroup                     C       29.65     26.83    52.00     2.82       2.92      3.42     17.9     10.16     8.67    150.1
Johnson & Johnson             JNJ     54.08     41.85    65.49     1.87       2.25      2.60     31.6     24.04    20.77    161.3
Pfizer, Inc.                  PFE     29.02     25.92    43.90     1.25       1.58      1.84     31.9     18.34    15.76    179.6
Exxon Mobil Corp.             XOM     31.90     30.27    44.38     2.20       1.62      1.91     17.9     19.73    16.67    215.5
Wal-Mart Stores, Inc.         WMT     49.24     44.60    63.75     1.49       1.79      2.06     40.3     27.53    23.88    217.8
Microsoft Corp.               MSFT    43.74     42.83    69.86     1.45       1.90      2.11     37.7     23.01    20.71    233.8
General Electric Co.          GE      24.65     24.47    41.55     1.42       1.65      1.75     28.2     14.98    14.09    245.3

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. NM=Not Meaningful.

ARIEL PREMIER BOND FUND

DEAR FELLOW SHAREHOLDER: For the third quarter ended September 30, 2002, Ariel Premier Bond Fund, Institutional Class gained +4.17% and the Investor Class gained +4.06%. These results slightly trailed the Lehman Brothers Aggregate Bond Index, which earned +4.58%. The fixed income market enjoyed an extraordinary rally this year which extended through the quarter, leaving Treasury bond yields at historical lows. The decline in stocks, the uncertainty in the Middle East and the soft economy have all contributed to the current climate. Yields have declined to levels that reflect an expectation for even lower interest rates and lower inflation.

To put the quarter's performance in perspective, the past three months represent the third largest quarterly change in yields on the five-year Treasury in twenty years! In fact, the Treasury market's 7.4% return is its fifth best quarterly return since 1982. Thus, the best performing portfolios for the quarter were long duration and high-quality in character. Most sectors underperformed their Treasury counterparts significantly. To this point, holdings in the auto sector held back the performance of Ariel Premier Bond Fund.

Ariel Premier Bond Fund's strategy is virtually unchanged. Specifically, given the continued uncertain economic environment, we remain cautiously positioned. Accordingly, the Fund's duration and spread exposures track closely to those of the benchmark. Looking forward, we may shorten the Fund's duration in anticipation of higher interest rates and may assume additional spread exposure to capture a narrowing in risk premiums.

As always, we appreciate the opportunity to serve you and welcome your questions and comments.

Sincerely,

/s/ John W. Rogers, Jr.              /s/ Kenneth R. Meyer

John W. Rogers, Jr.                  Kenneth R. Meyer
Chairman & CEO                       Chairman & CEO
Ariel Capital Management, Inc.       Lincoln Capital Management Company

[GRAPHIC]

ARIEL PREMIER BOND FUND

INSTITUTIONAL CLASS INCEPTION
OCTOBER 1, 1995

INVESTOR CLASS INCEPTION
FEBRUARY 1, 1997


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002 (assume reinvestment of dividends and capital gains)

----------------------------------------------------------------------------------------------------------------
                                         3RD QUARTER     YTD      1 YEAR    3 YEAR     5 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.           +4.17%     +8.06%    +8.08%    +8.52%     +7.03%     +6.90%

ARIEL PREMIER BOND FUND, INV. CL.            +4.06%     +7.74%    +7.56%    +8.06%     +6.61%     +6.87%

LEHMAN BROS. AGGREGATE BOND INDEX            +4.58%     +8.55%    +8.60%    +9.48%     +7.83%     +7.68% (INST.)
                                                                                                  +8.03% (INV.)

[CHART]


                                            ARIEL PREMIER                      LEHMAN BROTHERS
                                             BOND FUND                         AGGREGATE INDEX
                                       -------------------------         ---------------------------
GOVERNMENT & AGENCY                             21.95                               34.6%

MORTGAGE BACKED                                 34.68                               35.5%

ASSET-BACKED                                     4.83                                1.6%

COMMERCIAL MORTGAGE-BACKED                       2.68                                2.3%

CORPORATE                                       20.93                               26.0%
                                                -----                              ------

CASH                                            14.92                                0.0%
                                                -----                             -------

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX*

                                               LEHMAN BROS.
                     BOND - INVEST.       AGGREGATE BOND INDEX
 Dec. 1997              10,838.12                 10,931.92
 Dec. 1998              11,621.39                 11,881.65
 Dec. 1999              11,508.60                 11,783.93
 Dec. 2000              12,630.62                 13,153.88
 Dec. 2001              13,515.65                 14,264.58
Sept. 2002              14,562.14                 15,483.71

[CHART]

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX*

                                                         LEHMAN BROS.
                              BOND - INSTIT.         AGGREGATE BOND INDEX
 Dec. 1995                     1,035,122.00              1,042,614.43
 Dec. 1996                     1,067,708.51              1,080,467.86
 Dec. 1997                     1,165,544.09              1,184,769.41
 Dec. 1998                     1,254,703.31              1,287,698.59
 Dec. 1999                     1,247,568.51              1,277,108.38
 Dec. 2000                     1,373,199.21              1,425,579.51
 Dec. 2001                     1,476,637.68              1,545,953.84
Sept. 2002                     1,595,664.27              1,678,079.90

*Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002


   PAR VALUE   ASSET-BACKED SECURITIES-4.83%                    COST        MARKET VALUE
    $470,000   Capital One Master Trust,
               2000-1 C, 7.65%, 4/17/2006                       $468,856        $478,300
     245,000   Chase Manhattan Auto Owner Trust,
               2001-B A3, 3.09%, 11/15/2005                      244,966         248,412
     845,000   Chevy Chase Auto Receivables
               Trust, 2001-2 A4, 4.44%, 4/16/2007                844,901         880,322
     930,000   Citibank Credit Card Issuance Trust,
               2002-C2 C2, 6.95%, 2/18/2014                      927,705       1,003,676
     854,158   Conseco Finance, 2000-F AF3,
               7.17%, 9/15/2020                                  853,973         866,148
   2,825,000   DaimlerChrysler Auto Trust,
               2001-C A3, 4.21%, 7/6/2005                      2,824,601       2,896,414
     385,000   Household Automotive Trust,
               2001-2 A4, 5.39%, 8/17/2008                       384,901         408,461
     212,893   HSBC Mortgage Loan Trust,
               2000-HSB1 A3, 7.11%, 12/16/2030                   212,893         213,401
      390,000  National City Auto Receivables Trust,
               2002-A A4, 4.83%, 8/15/2009                       389,942         410,799
    1,250,000  Permanent Financing plc, 1 2A,
               4.20%, 6/10/2007*                               1,250,000       1,299,412
      627,294  PNC Mortgage Securities Corp.,
               2000-9 A3, 7.19%, 9/25/2005                       630,788         631,114
      240,379  Railcar Trust, 1992-1 A,
               7.75%, 6/1/2004                                   243,308         251,992
     440,000   Sequoia Mortage Trust, 8 1A2,
               3.455%, 8/20/2032                                 440,000         445,077
      450,000  Union Acceptance Corp., 2000-D A4,
               6.89%, 4/9/2007                                   449,982         483,625
                                                                 -------         -------
               Total Asset-Backed Securities                  10,166,816      10,517,153
                                                              ----------      ----------
               COMMERCIAL MORTGAGE-BACKED
               SECURITIES-2.68%

     $919,787  Banc One Commercial Mortgage Loan,
               2000-C1A A1, 6.664%, 10/18/2031+                 $919,802        $966,776
      741,589  Chase Commercial Mortgage Securities
               Corp., 2000-3 A1, 7.093%, 10/15/2032              775,022         828,133
    1,330,000  Chase Commercial Mortgage Securities
               Corp., 2000-3 A2, 7.319%, 10/15/2032            1,332,879       1,567,584
      286,679  Comm, 2001-J1A A1,
               6.144%, 2/14/2034+                                289,436         308,180
      860,000  JP Morgan Commercial Mortgage
               Finance Corp., 1997-C5 A3,
               7.088%, 9/15/2029                                 916,921         976,156
    1,025,000  Prudential Securities Secured Financing,
               1999-C2 A2, 7.193%, 6/16/2031                   1,041,802       1,189,077
                                                               ---------       ---------
               Total Commercial
               Mortgage-Backed Securities                      5,275,862       5,835,906
                                                               ---------       ---------
               CORPORATE DEBT-20.93%

      625,000  American General Capital II,
               8.50%, 7/1/2030                                   687,210         792,895
      400,000  American General Finance,
               5.375%, 10/1/2012                                 396,737         394,680
    1,400,000  AOL Time Warner, Inc.,
               7.625%, 4/15/2031                               1,301,949       1,167,250
      495,000  Archer Daniels Midland Co.,
               6.625%, 5/1/2029                                  461,486         545,667
      360,000  AT&T Corp., 7.30%, 11/15/2011                     371,794         347,400
      170,000  AT&T Corp., 6.50%, 3/15/2029                      147,983         141,100
      290,000  AT&T Wireless Group, 7.35%, 3/1/2006              289,918         252,300


    PAR VALUE  CORPORATE DEBT-20.93% (cont)                        COST     MARKET VALUE
     $700,000  AXA Financial, Inc., 8.60%, 12/15/2030           $769,147        $783,926
      360,000  Bank of America Corp., 5.25%, 2/1/2007            358,830         388,728
      275,000  BellSouth Capital Funding,
               7.875%, 2/15/2030                                 300,911         330,550
      255,000  BellSouth Corp., 6.875%, 10/15/2031               253,359         275,715
      360,000  Boeing Co., 6.875%, 10/15/2043                    323,412         368,250
      350,000  British Telecom plc, 7.875%, 12/15/2005           374,801         390,584
      465,000  Burlington Resources, Inc.,
               6.68%, 2/15/2011                                  465,000         520,542
      425,000  Campbell Soup Co., 6.75%, 2/15/2011               445,309         488,153
      425,000  Caterpillar Financial Services,
               5.95%, 5/1/2006                                   424,617         464,326
    1,000,000  Citigroup Capital II, 7.75%, 12/1/2036          1,034,813       1,081,045
      720,000  Comcast Cable Communications,
               7.125%, 6/15/2013                                 714,355         666,000
      630,000  Conoco, Inc., 6.95%, 4/15/2029                    594,385         711,684
      460,000  Corp. Andina De Fomento,
               7.375%, 1/18/2011                                 458,512         507,419
      725,000  Countrywide Home Loan,
               6.85%, 6/15/2004                                  734,574         768,637
      455,000  Cox Communications, Inc.,
               6.75%, 3/15/2011                                  447,959         447,245
      525,000  CS First Boston Mortgage Securities
               Corp., 5.75%, 4/15/2007                           523,793         559,529
      485,000  DaimlerChrysler Auto Trust,
               6.40%, 5/15/2006                                  481,610         520,710
      440,000  Deutsche Telekom, 8.25%, 6/15/2030                477,004         471,610
      420,000  Devon Financing Corp.,
               7.875%, 9/30/2031                                 419,084         499,944
     $550,000  Dow Chemical Co., 7.375%, 11/1/2029              $572,139        $602,668
      440,000  Duke Energy Corp., 6.25%, 1/15/2012               438,866         475,083
      220,000  Duke Energy Field Services,
               7.50%, 8/16/2005                                  219,486         226,651
      635,000  El Paso Energy Corp.,
               6.95%, 12/15/2007                                 633,588         419,100
      550,000  EOP Operating LP, 6.375%, 2/15/2003               552,339         557,447
      280,000  FedEx Corp., 6.625%, 2/12/2004                    279,846         293,349
      350,000  FirstEnergy Corp., 7.375%, 11/15/2031             333,213         307,261
    1,135,000  First Union Corp., 7.55%, 8/18/2005             1,172,073       1,278,367
      375,000  Ford Motor Credit Co.,
               6.70%, 7/16/2004                                  380,632         376,804
    1,000,000  Ford Motor Credit Co.,
               6.875%, 2/1/2006                                1,018,903         984,217
    1,750,000  Ford Motor Credit Co.,
               7.375%, 2/1/2011                                1,719,511       1,650,659
      250,000  General Electric Capital Corp.,
               6.00%, 6/15/2012                                  248,167         269,329
      550,000  General Electric Capital Corp.,
               6.75%, 3/15/2032                                  530,491         589,903
      450,000  General Motors Acceptance Corp.,
               7.50%, 7/15/2005                                  460,352         479,839
      420,000  General Motors Acceptance Corp.,
               7.25%, 3/2/2011                                   418,773         417,903
    1,560,000  General Motors Acceptance Corp.,
               8.00%, 11/1/2031                                1,560,535       1,512,064
    1,035,000  GTE Corp., 6.94%, 4/15/2028                     1,030,848         967,917
      725,000  Household Finance Corp.,
               6.50%, 1/24/2006                                  723,892         731,233


    PAR VALUE  CORPORATE DEBT-20.93% (cont)                       COST      MARKET VALUE
     $345,000  Household Finance Corp.,
               5.75%, 1/30/2007                                 $333,498        $335,722
      275,000  Household Finance Corp.,
               7.00%, 5/15/2012                                  276,465         264,942
      405,000  International Paper Co.,
               8.125%, 7/8/2005                                  404,773         456,294
      625,000  Israel Electric, 7.95%, 5/30/2011+                622,017         686,071
      575,000  Kohl's Corp., 7.25%, 6/1/2029                     572,896         681,205
      580,000  Kroger Co., 6.75%, 4/15/2012                      579,334         635,018
      570,000  Lehman Bros. Holdings, Inc.,
               7.00%, 2/1/2008                                   569,822         640,261
      320,000  Liberty Property LP, 8.50%, 8/1/2010              336,087         381,157
      740,000  Lockheed Martin Corp.,
               6.75%, 3/15/2003                                  743,244         753,763
      415,000  Marshall & Ilsley Bank,
               6.375%, 9/1/2011                                  412,961         468,789
      125,000  Masco Corp., 6.75%, 3/15/2006                     124,818         137,199
      360,000  MeadWestvaco Corp., 6.85%, 4/1/2012               357,701         391,132
      910,000  Mexican UTD STS, 8.375%, 1/14/2011                896,938         957,775
      510,000  Morgan Stanley Dean Witter,
               6.60%, 4/1/2012                                   507,521         554,792
      150,000  Motorola, Inc., 7.625%, 11/15/2010                149,615         146,286
      315,000  Northern State Power-Minn.,
               8.00%, 8/28/2012+                                 315,000         341,270
      667,709  Northwest Airlines Corp.,
               7.575%, 3/1/2019                                  667,709         663,433
      700,000  PNC Funding Corp., 6.125%, 9/1/2003               703,708         723,788
      450,000  PP&L Capital Funding, Inc.,
               8.375%, 6/15/2007                                 452,191         497,047
     $410,000  Progress Energy, Inc., 6.75%, 3/1/2006           $409,733        $440,499
      740,000  Progressive Corp., 6.375%, 1/15/2012              738,545         809,657
      575,000  Prudential Funding LLC,
               6.60%, 5/15/2008+                                 574,442         631,222
      555,000  Regions Financial Corp.,
               7.00%, 3/1/2011                                   552,913         642,851
      415,000  SLM Corp., 5.125%, 8/27/2012                      412,141         430,329
      675,000  Spear Leeds & Kellogg LP,
               8.25%, 8/15/2005+                                 673,695         766,032
      450,000  Sprint Capital Corp.,
               7.625%, 1/30/2011                                 409,076         303,967
      375,000  Sprint Capital Corp.,
               8.75%, 3/15/2032                                  347,920         251,113
      700,000  Target Corp., 5.50%, 4/1/2007                     697,465         765,367
      315,000  Telefonica Europe BV,
               7.75%, 9/15/2010                                  315,220         340,001
      720,000  Tenet Healthcare Corp.,
               5.00%, 7/1/2007                                   713,764         747,316
      220,000  Verizion Global Funding Corp.,
               7.375%, 9/1/2012                                  218,929         231,636
      505,000  Virginia Electric & Power,
               5.375%, 2/1/2007                                  503,038         538,997
      665,000  Walt Disney Co., 6.375%, 3/1/2012                 663,606         706,761
      540,000  Washington Mutual, 6.875%, 5/15/2011              537,110         615,636
      500,000  Weyerhaeuser Co., 6.125%, 3/15/2007+              499,399         532,555
      700,000  Wyeth, 6.25%, 3/15/2006                           699,934         749,031
      435,000  Zurich Capital Trust,
               8.376%, 6/1/2037+                                 463,518         360,841
                                                                 -------         -------
               Total Corporate Debt                           44,008,952      45,605,438
                                                              ----------      ----------


    PAR VALUE  U.S. GOVERNMENT AGENCIES-34.68%                   COST      MARKET VALUE
               MORTGAGE-BACKED SECURITIES--34.68%
     $655,000  Fannie Mae, 0.00%, 7/5/2014                      $325,404        $369,070
    2,080,000  Fannie Mae, 6.625%, 11/15/2030                  2,171,743       2,442,858
   19,605,000  Fannie Mae, 6.50%, 10/1/2031x                  20,193,150      20,309,565
    5,557,685  Fannie Mae, Benchmark Bond,
               6.00%, 6/1/2014                                 5,509,271       5,795,418
    1,397,434  Fannie Mae, Benchmark Bond,
               6.00%, 11/1/2015                                1,452,363       1,457,210
      500,000  Freddie Mac, 5.00%, 9/15/2007                     513,891         519,337
    3,160,000  Freddie Mac, 5.75%, 3/15/2009                   3,209,003       3,532,169
    1,075,000  Freddie Mac, 6.625%, 9/15/2009                  1,129,820       1,258,420
    1,700,000  Freddie Mac, 5.50%, 9/15/2011                   1,699,431       1,857,923
    4,730,000  Freddie Mac, 6.00%, 5/25/2012                   4,715,477       4,921,120
    3,360,000  Freddie Mac, Gold,
               5.50%, 10/1/2017x                               3,447,675       3,459,752
      901,441  Freddie Mac, Gold,
               6.50%, 11/1/2025                                  854,549         940,884
    8,570,000  Freddie Mac, Gold,
               6.50%, 10/1/2032x                               8,833,353       8,886,019
   19,310,000  Freddie Mac, Gold,
               6.00%, 11/1/2032x                              19,664,922      19,792,750
                                                              ----------      ----------
               Total U.S. Government Agencies                 73,720,052      75,542,495
                                                              ----------      ----------
               U.S. GOVERNMENT OBLIGATIONS-21.95%

     $160,000  U.S. Treasury Bond,
               9.00%, 11/15/2018                                $207,800        $241,800
    1,015,000  U.S. Treasury Bond,
               8.125%, 8/15/2019                               1,308,779       1,434,322
      210,000  U.S. Treasury Bond,
               8.125%, 8/15/2021                                 263,945         299,783
    1,195,000  U.S. Treasury Bond,
               6.00%, 2/15/2026                                1,302,968       1,392,969
      290,000  U.S. Treasury Bond,
               5.50%, 8/15/2028                                  315,570         318,570
      455,000  U.S. Treasury Bond,
               5.25%, 11/15/2028                                 419,909         483,526
      350,000  U.S. Treasury Bond,
               5.25%, 2/15/2029                                  351,991         372,572
      905,000  U.S. Treasury Bond,
               5.375%, 2/15/2031                                 903,240       1,005,681
    1,045,000  U.S. Treasury Note,
               4.25%, 11/15/2003                               1,075,540       1,077,085
      305,000  U.S. Treasury Note,
               3.00%, 1/31/2004                                  310,247         310,802
      470,000  U.S. Treasury Note,
               5.875%, 2/15/2004                                 488,395         497,612
      890,000  U.S. Treasury Note,
               2.125%, 8/31/2004                                 892,079         897,370
    2,880,000  U.S. Treasury Note,
               5.875%, 11/15/2004                              3,013,605       3,127,274
      110,000  U.S. Treasury Note,
               7.875%, 11/15/2004                                121,417         123,956


    PAR VALUE  U.S. GOVERNMENT                                   COST       MARKET VALUE
               OBLIGATIONS-21.95% (cont)
     $240,000  U.S. Treasury Note,
               6.75%, 5/15/2005                                 $257,278        $269,447
    1,835,000  U.S. Treasury Note,
               5.75%, 11/15/2005                               1,934,842       2,038,140
      635,000  U.S. Treasury Note,
               7.00%, 7/15/2006                                  729,516         741,933
    4,565,000  U.S. Treasury Note,
               6.50%, 10/15/2006                               4,947,449       5,284,344
    5,000,000  U.S. Treasury Note,
               3.50%, 11/15/2006                               4,956,293       5,212,500
      345,000  U.S. Treasury Note,
               6.25%, 2/15/2007                                  368,760         398,866
    2,500,000  U.S. Treasury Note,
               4.375%, 5/15/2007                               2,569,768       2,698,340
      850,000  U.S. Treasury Note,
               5.625%, 5/15/2008                                 956,670         971,258
    8,630,000  U.S. Treasury Note,
               6.00%, 8/15/2009                                9,292,986      10,104,850
    1,330,000  U.S. Treasury Note,
               6.50%, 2/15/2010                                1,448,430       1,605,040
    1,220,000  U.S. Treasury Note,
               5.00%, 2/15/2011                                1,275,372       1,355,248
    1,265,000  U.S. Treasury Note,
               4.875%, 2/15/2012                               1,261,477       1,393,724
    4,630,000  U.S. Treasury Strip,
               0.00%, 5/15/2021                                1,499,091       1,789,652
    6,350,000  U.S. Treasury Strip,
               0.00%, 11/15/2021                               1,982,642       2,379,301
                                                               ---------       ---------
               Total U.S. Government Obligations              44,456,059      47,825,965
                                                              ----------      ----------
               ASSET-BACKED FLOATERS**-22.86%

   $1,370,000  American Express Credit Account
               Master Trust, 2002-4 A,
               1.86313%, 2/15/2008*                           $1,369,253      $1,368,821
    1,575,000  American Express Master Trust,
               2002-1 A, 1.89313%, 12/15/2005*                 1,575,638       1,574,955
      515,000  American Express Master Trust,
               2002-2 A, 1.87313%, 5/15/2006*                    515,000         514,570
      431,844  Americredit Automobile Receivables
               Trust, 2000-B A3, 1.95%, 9/5/2004*                432,536         431,817
    1,075,000  Americredit Automobile Receivables
               Trust, 2002-A A3, 2.01%, 10/12/2006*            1,074,339       1,075,149
      906,955  Amortizing Residential Collateral Trust,
               2002-BC6 A2, 2.17%, 8/25/2032*                    906,955         903,751
      390,000  ARG Funding Corp., 2002 2A,
               3.07%, 2/20/2006+*                                390,000         390,000
      220,000  Bishop's Gate Residential Mortgage
               Trust, 2001-1A A2,
               2.07438%, 3/20/2004+*                             220,000         220,000
    1,085,000  Capital Auto Receivables Asset Trust,
               2002-4 A3, 1.86125%, 1/16/2006*                 1,085,000       1,085,000
    1,135,000  Capital Auto Receivables Asset Trust,
               2001-1 A5, 1.90313%, 7/15/2006*                 1,135,000       1,135,129
      700,000  Capital One Auto Finance Trust,
               2002-B A3B, 2.07%, 10/16/2006*                    700,000         702,772
    2,240,000  Carco Auto Loan Master Trust,
               2000-B A1, 1.90313%, 10/17/2005*                2,240,000       2,240,206
    1,910,000  Chase Credit Card Master Trust,
               2002-2 A, 1.87313%, 7/16/2007*                  1,910,000       1,909,943


    PAR VALUE  ASSET-BACKED FLOATERS**-22.86% (cont)              COST      MARKET VALUE
   $2,430,000  Chase Credit Card Master Trust,
               2002-6A, 1.86708%, 1/15/2008*                  $2,430,000      $2,430,000
      290,000  Chesapeake Funding LLC, 2002-1 A1,
               1.98875%, 6/7/2007*                               290,000         289,945
      920,000  Circuit City Credit Card Master Trust,
               2000-1 A, 2.05313%, 2/15/2006*                    920,469         920,068
    2,130,000  Citibank Credit Card Issuance Trust,
               2002-A5 A5, 1.86%, 9/17/2007*                   2,130,000       2,127,998
      294,405  CNH Equipment Trust, 2001-A A3,
               1.99313%, 11/15/2005*                             294,405         294,269
    1,771,576  Comm, 2000-FL3A A,
               2.04313%, 11/15/2012+*                          1,771,576       1,770,964
    1,320,000  Comm, 2001-FL4A A2,
               2.06313%, 4/15/2013+*                           1,320,000       1,318,118
      367,906  Conseco Finance Securitizations Corp.,
               2001-1 A1A, 1.95%, 7/1/2032*                      367,906         367,885
      679,116  Fannie Mae Grantor Trust,
               2002-T5 A1, 1.94313%, 5/25/2032*                  679,116         676,616
    1,655,966  Fannie Mae Grantor Trust,
               2002-T7 A1, 1.92375%, 7/25/2032*                1,655,966       1,647,970
    2,490,426  Fannie Mae Grantor Trust, 2002-T13
               A1, 1.92%, 8/25/2032*                           2,489,872       2,479,358
    1,370,000  Fannie Mae Whole Loan, 2002-W11
               AV1, 1.99%, 11/25/2032*                         1,370,000       1,367,219
      316,284  First Franklin Mortgage Loan Trust,
               2002-FF1 1A1, 1.94375%, 4/25/2032*                316,284         316,260
    1,750,000  First USA Credit Card Master Trust,
               1999-1 A, 1.97438%, 10/19/2006*                 1,752,540       1,751,309
     $650,000  Ford Credit Auto Owner Trust,
               2001-A A5, 1.94313%, 4/15/2005*                  $650,000        $650,157
      720,000  Ford Credit Auto Owner Trust,
               2002-D A3B, 1.90313%, 2/15/2006*                  720,000         720,257
      883,988  Freddie Mac, T-23 A,
               1.95375%, 5/25/2030*                              884,672         883,988
      545,000  Freddie Mac, T-49 AV,
               1.97%, 11/25/2032*                                545,000         545,000
      485,000  Holmes Financing plc, 3 2A,
               2.02%, 1/15/2007*                                 485,482         484,563
    1,050,000  Holmes Financing plc, 2 2A,
               2.04%, 7/15/2017*                               1,051,362       1,050,210
    1,685,874  Madison Residential Securities
               Funding, 2000-1A A,
               1.97%, 9/17/2003+*                              1,685,815       1,684,525
      683,264  Merit Securities Corp., 11PA 2A3,
               2.26375%, 9/28/2025+*                             684,179         683,695
      305,000  Metris Master Trust, 2002-3A A,
               2.12%, 5/20/2009*                                 305,000         304,673
      500,000  MMCA Auto Lease Trust,
               2002-A A3, 2.164%, 9/15/2006+*                    500,000         500,000
      745,000  National City Credit Card Master Trust,
               2000-1 A, 1.97313%, 8/15/2007*                    746,058         746,241
    1,000,000  Nenet Student Loan Corp., A2,
               1.83%, 10/25/2007*                              1,000,000       1,000,000
      635,000  NPF XII, Inc., 2002-1A A,
               2.47%, 5/2/2005+*                                 634,697         631,228


    PAR VALUE  ASSET-BACKED FLOATERS**-22.86% (cont)             COST       MARKET VALUE
     $305,000  Rental Car Financial Corp.,
               2002-1A A, 2.07375%, 8/25/2006+*                 $305,000        $305,287
      935,646  Residential Asset Mortgage
               Products, Inc., 2002-RZ3 A1,
               1.98375%, 12/25/2020*                             935,646         934,322
      590,202  Residential Asset Mortgage
               Products, Inc., 2002-RS2 AI1,
               1.97375%, 4/25/2021*                              590,202         589,318
      355,000  Residential Asset Mortgage
               Products, Inc., 2002-RS5 AII,
               2.18%, 9/25/2032*                                 355,000         355,000
      299,147  Residential Asset Securities Corp.,
               2001-KS2 AI1, 1.92375%, 4/25/2018*                298,918         299,126
      701,000  Residential Funding Mortgage
               Securities I, 2002-HI4 A1,
               1.95%, 7/25/2010*                                 701,000         701,000
      170,156  Residential Funding Mortgage
               Securities II, 2001-HS3 AI1,
               1.99375%, 9/25/2012*                              170,156         170,162
      290,000  Sears Credit Account Master Trust,
               2002-4 A, 1.97%, 8/18/2009*                       290,000         290,318
    3,580,000  Toyota Auto Receivables Owner Trust,
               2001-A A4, 1.93313%, 9/17/2007*                 3,580,000       3,581,896
    1,380,000  World Omni Master Owner Trust,
               2001-1 A, 1.95313%, 2/15/2006*                  1,380,000       1,380,168
                                                               ---------       ---------
               Total Asset-Backed Floaters                    49,840,042      49,801,226
                                                              ----------      ----------

   PRINCIPAL      REPURCHASE AGREEMENT-16.79%                  COST         MARKET VALUE
    AMOUNT
  $36,587,735     State Street Bank & Trust
                  Company Repurchase Agreement,
                  0.65%, dated 9/30/2002,
                  repurchase price $36,588,395
                  maturing 10/1/2002 (collateralized
                  by U.S. Treasury Bond,
                  6.00%, 2/15/2026)*                         $36,587,735    $36,587,735
                                                             -----------    -----------

                  Total Repurchase Agreement                  36,587,735     36,587,735
                                                              ----------     ----------

                  Total Investments-124.72%                 $264,055,518    271,715,918
                                                            ============

                  Liabilities less Other Assets-(24.72)%                    (53,852,681)
                                                                             ----------

                  NET ASSETS-100.00%                                       $217,863,237
                                                                           ============

+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

x  When-issued security.

* Security pledged as collateral for when-issued purchase commitment outstanding as of September 30, 2002.

** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of September 30, 2002.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS & LIABILITIES
SEPTEMBER 30, 2002


                                                      ARIEL          APPRECIATION          PREMIER            PREMIER
                                                      FUND              FUND             GROWTH FUND         BOND FUND
                                                      ----              ----             -----------         ---------
ASSETS:
  Investments in securities, at value (cost
     $1,067,097,530, $1,356,652,131,
     $13,570,400 and $227,467,783,
     respectively)                              $1,042,024,530     $1,235,065,565        $11,006,146       $235,128,183
  Repurchase agreements, at value (cost
     $115,783,300, $33,163,723,
     $185,942 and $36,587,735,
     respectively)                                 115,783,300         33,163,723            185,942         36,587,735
  Cash                                                      --                 --                 --             16,561
  Receivable for fund shares issued                  6,135,617          4,506,255             16,441            625,912
  Receivable for securities sold                            --         17,575,196            101,014                 --
  Receivable from Adviser                                   --                 --            186,016                 --
  Dividends and interest receivable                    864,076          1,231,561              7,896          1,625,972
  Prepaid and other assets                             117,115            140,899             18,078                 --
                                                       -------            -------             ------        -----------
      Total assets                               1,164,924,638      1,291,683,199         11,521,533        273,984,363
                                                 -------------      -------------         ----------        -----------
LIABILITIES:
  Payable for securities purchased                  19,067,789         14,172,238            114,856         55,269,100
  Payable for shares redeemed                        4,298,156          1,713,475              3,379            178,191
  Accrued management fee                               583,562            783,782                 --             81,904
  Accrued distribution fee                              92,199             78,921              1,170              3,366
  Shareholder distribution payable                          --                 --                 --            588,565
  Other liabilities                                    382,182            391,657             36,966                 --
                                                       -------            -------             ------         ----------
      Total liabilities                             24,423,888         17,140,073            156,371         56,121,126
                                                    ----------         ----------            -------         ----------
NET ASSETS                                      $1,140,500,750     $1,274,543,126        $11,365,162       $217,863,237
                                                ==============     ==============        ===========       ============
NET ASSETS CONSIST OF:
  Paid-in-capital                               $1,153,483,939     $1,393,038,269        $15,941,763       $207,132,084
  Undistributed net investment income                       --                 --                 --             17,149
  Accumulated net realized gain (loss) on
   investment transactions                          12,089,811          3,091,423         (2,012,347)         3,053,604
  Net unrealized appreciation (depreciation)
   on investments                                  (25,073,000)      (121,586,566)        (2,564,254)         7,660,400
                                                    ----------        -----------          ---------          ---------
  Total net assets                              $1,140,500,750     $1,274,543,126        $11,365,162       $217,863,237
                                                ==============     ==============        ===========       ============
  Shares outstanding (no par value)                 32,421,794         40,479,925
  Institutional Class                                                                        500,108         18,227,896
  Investor Class                                                                           1,144,802          2,079,215
  Net asset value, offering and redemption
   price per share                                      $35.18             $31.49
  Institutional Class                                                                          $6.92             $10.73
  Investor Class                                                                               $6.90             $10.72

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2002


                                                   ARIEL        APPRECIATION       PREMIER          PREMIER
                                                   FUND            FUND          GROWTH FUND(a)    BOND FUND
                                                   ----            ----          -----------       ---------
INVESTMENT INCOME:
  Dividends                                    $8,737,905      $12,601,640          $56,985       $       --
  Interest                                        565,278          430,679            2,304        9,123,346
  Miscellaneous income                              3,412            2,741               --            4,984
                                                    -----            -----           ------        ---------
      Total investment income                   9,306,595       13,035,060           59,289        9,128,330
                                                ---------       ----------           ------        ---------
EXPENSES:
  Management fees                               5,446,864        7,851,870           45,423          916,389
  Distribution fees                             2,165,724        2,731,489           11,677           31,517
  Transfer agent fees and expenses              2,143,155        2,497,809           73,710               --
  Federal and state registration fees             181,694          266,650            3,110               --
  Printing and postage expense                    162,343          159,530           40,300               --
  Professional fees                                62,075           62,042           47,872               --
  Trustees' fees and expenses                      53,753           53,753           26,285               --
  Custody fees and expenses                        53,325           62,740           13,289               --
  Miscellaneous expenses                           34,315           41,572            3,295               --
                                                   ------           ------            -----          -------
  Total expenses before reimbursements         10,303,248       13,727,455          264,961          947,906
  Expense reimbursements                               --               --         (191,973)              --
                                               ----------       ----------          -------          -------
      Net expenses                             10,303,248       13,727,455           72,988          947,906
                                               ----------       ----------          -------          -------
NET INVESTMENT INCOME (LOSS)                     (996,653)        (692,395)         (13,699)       8,180,424
                                                  -------          -------           ------        ---------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss) on investments      13,840,850        6,158,291       (2,012,347)       4,233,086
  Change in net unrealized appreciation/
      depreciation on investments             (58,765,342)    (165,042,456)      (2,564,254)       3,190,321
                                               ----------      -----------        ---------        ---------
  Net gain (loss) on investments              (44,924,492)    (158,884,165)      (4,576,601)       7,423,407
                                               ----------      -----------        ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $(45,921,145)   $(159,576,560)     $(4,590,300)     $15,603,831
                                             ============    =============      ===========      ===========

(a) For the period February 1, 2002, commencement of operations, to September 30, 2002.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                               ARIEL FUND                         APPRECIATION FUND
                                                               ----------                         -----------------
                                                        YEAR ENDED SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,
                                                         2002               2001              2002               2001
                                                         ----               ----              ----               ----
OPERATIONS:
  Net investment income (loss)                         $(996,653)        $1,981,235          $(692,395)        $1,504,850
  Net realized gain
      on investments                                  13,840,850         16,837,274          6,158,291         19,806,101
  Change in net unrealized
      appreciation/depreciation on investments       (58,765,342)         4,231,937       (165,042,456)       (14,391,047)
                                                      ----------          ---------        -----------         ----------
  Net increase (decrease) in net
      assets from operations                         (45,921,145)        23,050,446       (159,576,560)         6,919,904
                                                      ----------         ----------        -----------          ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                               (1,665,537)        (1,704,347)        (1,281,796)        (1,085,418)
  Capital gains                                       (8,047,968)       (39,834,974)       (13,957,536)       (36,764,087)
                                                       ---------         ----------         ----------         ----------
  Total distributions                                 (9,713,505)       (41,539,321)       (15,239,332)       (37,849,505)
                                                       ---------         ----------         ----------         ----------
SHARE TRANSACTIONS:
  Shares sold                                      1,250,109,663        359,449,509      1,386,377,680        452,364,531
  Shares issued to holders in
      reinvestment of dividends                        8,939,265         39,324,949         14,532,705         34,099,178
  Shares redeemed                                   (472,412,381)      (198,347,626)      (515,839,618)      (198,362,506)
                                                     -----------        -----------        -----------        -----------
  Net increase                                       786,636,547        200,426,832        885,070,767        288,101,203
                                                     -----------        -----------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                         731,001,897        181,937,957        710,254,875        257,171,602

NET ASSETS:
  Beginning of year                                  409,498,853        227,560,896        564,288,251        307,116,649
                                                     -----------        -----------        -----------        -----------
  End of year (includes undistributed net
    investment income of $0, $1,491,271, $0,
    and $1,173,804, respectively)                 $1,140,500,750       $409,498,853     $1,274,543,126       $564,288,251
                                                  ==============       ============     ==============       ============

The accompanying notes are an integral part of the financial statements.


                                         PREMIER GROWTH FUND                PREMIER BOND FUND
                                         -------------------                -----------------
                                         FEBRUARY 1, 2002(a)             YEAR ENDED SEPTEMBER 30,
                                        TO SEPTEMBER 30, 2002               2002            2001
                                        ---------------------               ----            ----
OPERATIONS:
  Net investment income (loss)                   $(13,699)               $8,180,424      $10,347,354
  Net realized gain (loss)
     on investments                            (2,012,347)                4,233,086        6,069,884
  Change in net unrealized
     appreciation/depreciation on
       investments                             (2,564,254)                3,190,321        4,723,151
                                                ---------                 ---------        ---------
  Net increase (decrease) in net
     assets from operations                    (4,590,300)               15,603,831       21,140,389
                                                ---------                ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                --                (8,182,823)     (10,348,242)
  Capital gains                                        --                (1,990,917)              --
                                               ----------                 ---------       ----------
  Total distributions                                  --               (10,173,740)     (10,348,242)
                                               ----------                ----------       ----------
SHARE TRANSACTIONS:
  Shares sold                                  16,581,104                73,995,573       82,325,463
  Shares issued to holders in
      reinvestment of dividends                        --                 9,418,480       11,194,904
  Shares redeemed                                (625,642)              (93,941,704)     (51,910,194)
                                                  -------                ----------       ----------
  Net increase (decrease)                      15,955,462               (10,527,651)      41,610,173
                                               ----------                ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        11,365,162                (5,097,560)      52,402,320

NET ASSETS:
  Beginning of year                                    --               222,960,797      170,558,477
                                               ----------               -----------      -----------
  End of year (includes undistributed net
    investment income of $0, $17,149, and
    $11,452 respectively)                     $11,365,162              $217,863,237     $222,960,797
                                              ===========              ============     ============

(a) Commencement of operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                               ARIEL FUND
                                                                               ----------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                    2002              2001            2000            1999(a)         1998
                                                    ----              ----            ----            ----            ----
Net asset value, beginning of year                 $33.58            $35.66          $37.99          $36.49          $41.49
Income from investment operations:
  Net investment income (loss)                      (0.05)             0.18            0.21            0.10            0.13
  Net realized and unrealized gains
    (losses) on investments                          2.29              3.74            3.58            5.20           (1.41)
                                                     ----              ----            ----            ----            ----
Total from investment operations                     2.24              3.92            3.79            5.30           (1.28)

Distributions to shareholders:
  Dividends from net investment income              (0.11)            (0.25)          (0.08)          (0.08)          (0.14)
  Distributions from capital gains                  (0.53)            (5.75)          (6.04)          (3.72)          (3.58)
                                                     ----              ----            ----            ----            ----
Total distributions                                 (0.64)            (6.00)          (6.12)          (3.80)          (3.72)
                                                     ----              ----            ----            ----            ----
Net asset value, end of year                       $35.18            $33.58          $35.66          $37.99          $36.49
                                                   ======            ======          ======          ======          ======

Total return                                         6.62%            12.24%          13.63%          14.18%          (3.83)%

Supplemental data and ratios:
  Net assets, end of year, in thousands        $1,140,501          $409,499        $227,561        $215,145        $162,279
  Ratio of expenses to average net assets            1.19%             1.19%           1.24%           1.25%           1.21%
  Ratio of net investment income (loss)
     to average net assets                          (0.12)%            0.59%           0.65%           0.27%           0.30%
  Portfolio turnover rate                               6%               24%             48%             38%             22%

                                                                          APPRECIATION FUND
                                                                          -----------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                     2002             2001            2000            1999            1998
                                                     ----             ----            ----            ----            ----
Net asset value, beginning of year                 $32.40            $33.68          $33.84          $31.80          $33.70
Income from investment operations:
  Net investment income (loss)                      (0.02)             0.10            0.08            0.04            0.09
  Net realized and unrealized gains
    (losses) on investments                         (0.12)             2.69            2.95            5.50            1.14
                                                     ----              ----            ----            ----            ----
Total from investment operations                    (0.14)             2.79            3.03            5.54            1.23

Distributions to shareholders:
  Dividends from net investment income              (0.06)            (0.12)          (0.04)          (0.04)          (0.07)
  Distributions from capital gains                  (0.71)            (3.95)          (3.15)          (3.46)          (3.06)
                                                     ----              ----            ----            ----            ----
Total distributions                                 (0.77)            (4.07)          (3.19)          (3.50)          (3.13)
                                                     ----              ----            ----            ----            ----
Net asset value, end of year                       $31.49            $32.40          $33.68          $33.84          $31.80
                                                   ======            ======          ======          ======          ======
Total return                                        (0.73)%            8.83%          10.35%          16.99%           3.40%

Supplemental data and ratios:
  Net assets, end of year, in thousands        $1,274,543          $564,288        $307,117        $352,841        $213,812
  Ratio of expenses to average net assets            1.26%             1.26%           1.31%           1.26%           1.26%
  Ratio of net investment income (loss)
     to average net assets                          (0.06)%            0.35%           0.25%           0.13%           0.25%
  Portfolio turnover rate                              13%               28%             31%             24%             20%

(a) Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth
    Fund.

The accompanying notes are an integral part of the financial statements.


                                                          PREMIER GROWTH FUND
                                                          -------------------
                                           INSTITUTIONAL CLASS              INVESTOR CLASS
                                           FEBRUARY 1, 2002(a)             FEBRUARY 1, 2002(a)
                                                  TO                                TO
                                           SEPTEMBER 30, 2002              SEPTEMBER 30, 2002
                                           ------------------              ------------------
Net asset value, beginning of year               $10.00                            $10.00
Income from investment operations:
    Net investment loss                           (0.01)                            (0.01)
    Net realized and unrealized losses
        on investments                            (3.07)                            (3.09)
                                                   ----                              ----
Total from investment operations                  (3.08)                            (3.10)

Distributions to shareholders:
    Dividends from net investment income             --                                --
    Distributions from capital gains                 --                                --
                                                   ----                              ----
Total distributions                                  --                                --
                                                   ----                              ----

Net asset value, end of year                      $6.92                             $6.90
                                                  =====                             =====
Total return                                     (30.80)%(b)                       (31.00)%(b)

Supplemental data and ratios:
    Net assets, end of year, in thousands        $3,463                            $7,902
    Ratio of expenses to average net assets        0.65%(c)(d)                       1.15%(c)(e)
    Ratio of net investment income (loss)
       to average net assets                       0.13%(c)(d)                      (0.37)%(c)(e)
    Portfolio turnover rate                          59%(b)                            59%(b)


(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.55% and the ratio of net investment loss to average net assets would have been (2.75)%.
(e) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 3.47% and the ratio of net investment loss to average net assets would have been (2.69)%.

The accompanying notes are an integral part of the financial statements.

                                PREMIER BOND FUND
                                -----------------

                                                                        INSTITUTIONAL CLASS
                                                                        -------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                                     2002            2001            2000            1999            1998
                                                     ----            ----            ----            ----            ----
Net asset value, beginning of year                 $10.45           $9.87           $9.91          $10.63          $10.30
Income from investment operations:
    Net investment income                            0.43            0.55            0.60            0.57            0.61
    Net realized and unrealized gains
       (losses) on investments                       0.38            0.58           (0.04)          (0.60)           0.40
                                                     ----            ----            ----            ----            ----
Total from investment operations                     0.81            1.13            0.56           (0.03)           1.01

Distributions to shareholders:
    Dividends from net investment income            (0.43)          (0.55)          (0.60)          (0.57)          (0.61)
    Distributions from capital gains                (0.10)             --              --           (0.12)          (0.07)
                                                     ----            ----            ----            ----            ----
Total distributions                                 (0.53)          (0.55)          (0.60)          (0.69)          (0.68)
                                                     ----            ----            ----            ----            ----

Net asset value, end of year                       $10.73          $10.45           $9.87           $9.91          $10.63
                                                   ======          ======           =====           =====          ======

Total return                                         8.08%          11.71%           5.85%          (0.25)%         10.20%

Supplemental data and ratios:
    Net assets, end of year, in thousands        $195,572        $213,160        $167,717        $161,495        $149,977
    Ratio of expenses to average net assets          0.45%           0.45%           0.45%           0.45%           0.45%
    Ratio of net investment income
       to average net assets                         4.14%           5.36%           6.10%           5.57%           5.86%
    Portfolio turnover rate                           333%            410%            492%            396%             60%

                                                                        INVESTOR CLASS
                                                                        --------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                     2002           2001          2000          1999        1998
                                                     ----           ----          ----          ----        ----
Net asset value, beginning of year                 $10.45          $9.87         $9.91        $10.63      $10.29
Income from investment operations:
    Net investment income                            0.39           0.51          0.56          0.53        0.57
    Net realized and unrealized gains
       (losses) on investments                       0.37           0.58         (0.04)        (0.60)       0.41
                                                     ----           ----          ----          ----        ----
Total from investment operations                     0.76           1.09          0.52         (0.07)       0.98

Distributions to shareholders:
    Dividends from net investment income            (0.39)         (0.51)        (0.56)        (0.53)      (0.57)
    Distributions from capital gains                (0.10)            --            --         (0.12)      (0.07)
                                                     ----           ----          ----          ----        ----
Total distributions                                 (0.49)         (0.51)        (0.56)        (0.65)      (0.64)
                                                     ----           ----          ----          ----        ----

Net asset value, end of year                       $10.72         $10.45         $9.87         $9.91      $10.63
                                                   ======         ======         =====         =====      ======

Total return                                         7.56%         11.27%         5.43%        (0.65)%      9.34%

Supplemental data and ratios:
    Net assets, end of year, in thousands         $22,291         $9,801        $2,841        $2,624      $1,779
    Ratio of expenses to average net assets          0.85%          0.85%         0.85%         0.85%       0.85%
    Ratio of net investment income
       to average net assets                         3.65%          4.77%         5.70%         5.17%       5.46%
    Portfolio turnover rate                           333%           410%          492%          396%         60%

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2002

1. ORGANIZATION

Ariel Investment Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to November 9, 2001, the Ariel Investment Trust was known as the Ariel Growth Fund (doing business as Ariel Investment Trust). The Ariel Fund, Appreciation Fund, Premier Growth Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Growth Fund and the Premier Bond Fund have an Institutional Class and an Investor Class. Prior to February 1, 1999, the Ariel Fund was known as the Ariel Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded. If a closing price is not reported, equity securities for which reliable bid and asked quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies.

At September 30, 2002, the Premier Growth Fund incurred post-October capital losses of $1,692,801 which for tax purposes, are deferred and will be recognized in fiscal year 2003.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the scientific method.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At September 30, 2002 the Fund had $52,448,086 in purchase commitments outstanding (24% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund, Appreciation Fund and Premier Growth Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds.

SEPTEMBER 30, 2002

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Accordingly, at September 30, 2002, reclassifications were recorded to increase (decrease) capital stock by $(5,007), $(107), $(13,699) and $0; increase (decrease) undistributed net investment income by $1,170,919, $800,387, $13,699 and $8,096; and increase (decrease) accumulated net realized gain (loss) on investments by $(1,165,912), $(800,280), $0 and $(8,096) for the Ariel Fund,
Appreciation Fund, Premier Growth and Premier Bond Funds, respectively.

For the year ended September 30, 2002, the Ariel Fund and Appreciation Fund designated $4,565,488 and $11,667,565 respectively as long-term capital gain distributions for purposes of the dividends paid deduction.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:


                                   YEAR ENDED SEPTEMBER 30, 2002
                               ARIEL FUND        APPRECIATION FUND
                               ----------        -----------------
Shares sold                    32,527,575           36,927,013
Shares issued to holders in
  reinvestment of dividends       245,043              402,457
Shares redeemed               (12,545,457)         (14,263,426)
                               ----------           ----------
Net increase                   20,227,161           23,066,044
                               ==========           ==========


                                                 YEAR ENDED SEPTEMBER 30, 2002
                                   PREMIER GROWTH FUND*            PREMIER BOND FUND
                                   -------------------             -----------------
                              INSTITUTIONAL     INVESTOR       INSTITUTIONAL    INVESTOR
                              -------------     --------       -------------    --------
Shares sold                     500,110         1,222,514       4,436,393       2,659,995
Shares issued to holders in
  reinvestment of dividends          --                --         868,831          41,902
Shares redeemed                      (2)          (77,712)     (7,475,925)     (1,561,089)
                                -------            ------       ---------       ---------
Net increase (decrease)         500,108         1,144,802      (2,170,701)      1,140,808
                                =======         =========       =========       =========


                                               YEAR ENDED SEPTEMBER 30, 2001
                               ARIEL FUND   APPRECIATION FUND       PREMIER BOND FUND
                               ----------   -----------------       -----------------
                                                                INSTITUTIONAL     INVESTOR
                                                                -------------     --------
Shares sold                    10,346,277      13,072,052         5,588,384      2,470,379
Shares issued to holders in
  reinvestment of dividends     1,257,593       1,099,273         1,083,316         21,443
Shares redeemed                (5,791,534)     (5,877,225)       (3,265,050)    (1,841,412)
                                ---------       ---------         ---------      ---------
Net increase                    5,812,336       8,294,100         3,406,650        650,410
                                =========       =========         =========        =======

Transactions in dollars of capital stock for each class of the Premier Growth Fund and the Premier Bond Fund were as follows:


                                            YEAR ENDED SEPTEMBER 30, 2002
                                  PREMIER GROWTH FUND*           PREMIER BOND FUND
                                  -------------------            -----------------
                              INSTITUTIONAL     INVESTOR    INSTITUTIONAL      INVESTOR
                              -------------     --------    -------------      --------
Shares sold                    $5,001,100     $11,580,004    $46,279,360     $27,716,213
Shares issued to holders in
  reinvestment of dividends            --             --       8,985,111         433,369
Shares redeemed                       (25)       (625,617)   (77,737,473)    (16,204,231)
                               ----------     -----------   ------------     -----------
Net increase (decrease)        $5,001,075     $10,954,387   $(22,473,002)    $11,945,351
                               ==========     ===========   ============     ===========

*February 1, 2002 to September 30, 2002.

SEPTEMBER 30, 2002

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2002 are summarized below:


              ARIEL FUND        APPRECIATION FUND       PREMIER GROWTH FUND*    PREMIER BOND FUND
              ----------        -----------------       -------------------     -----------------
Purchases   $741,424,780           $987,021,663              $22,171,737           $63,614,996
Sales        $45,125,716           $135,221,433               $6,588,990           $81,324,214

Purchases and sales of U.S. government securities for the Premier Bond Fund for year ended September 30, 2002 were $664,485,912 and $657,403,087, respectively.

At September 30, 2002 the cost of securities on a tax basis was $1,183,253,370, $1,392,204,843, $14,075,888 and $264,067,026 for the Ariel, Appreciation,
Premier Growth and Premier Bond Funds, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:


                                  ARIEL     APPRECIATION     PREMIER GROWTH    PREMIER BOND
                                  FUND          FUND             FUND*            FUND
                                  ----          ----             ----             ----
Unrealized appreciation       $73,796,274    $77,494,394         $54,545       $8,739,022
Unrealized depreciation       (99,241,814)  (201,469,949)     (2,938,345)      (1,090,130)
                               ----------    -----------       ---------        ---------
   Net appreciation
   (depreciation)            $(25,445,540) $(123,975,555)    $(2,883,800)      $7,648,892
                             ============  =============     ===========       ==========

The tax character of distributions paid during the fiscal year ended September 30, 2002 and September 30, 2001 were as follows:


                                            ARIEL                APPRECIATION
                                            FUND                     FUND
                                ------------------------   -------------------------
                                    2002          2001          2002          2001
------------------------------------------------------------------------------------
Distributions paid from:
   Net investment income        $5,143,013    $8,637,065    $3,571,660    $6,025,870
   Long-term capital gains       4,565,488    32,907,422    11,667,565    31,828,696
                                ----------   -----------   -----------   -----------
Total distributions paid        $9,708,501   $41,544,487   $15,239,225   $37,854,566
                                ==========   ===========   ===========   ===========


                               PREMIER                 PREMIER
                             GROWTH FUND*             BOND FUND
                           ---------------   ---------------------------
                                2002              2002            2001
------------------------------------------------------------------------
Distributions paid from:
   Net investment income     $    --         $10,304,472     $10,512,354
   Long-term capital gains        --                  --              --
                             -------         -----------     -----------
Total distributions paid     $    --         $10,304,472     $10,512,354
                             =======         ===========     ===========

For the year ended September 30, 2002, 69.5% and 100% of the dividends paid from net investment income, including short-term gains, qualifies for the dividends received deduction available to corporate shareholders of the Ariel Fund and Appreciation Fund, respectively.

As of September 30, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:


                                                                       PREMIER         PREMIER
                                     ARIEL           APPRECIATION      GROWTH           BOND
                                      FUND              FUND            FUND*            FUND
------------------------------------------------------------------------------------------------
Undistributed ordinary
   income                          $2,859,214     $          --      $       --       $3,670,825
Undistributed long-term gains       9,603,137         5,480,412              --               --
                                  -----------     -------------      ----------      -----------
Tax accumulated earnings           12,462,351         5,480,412              --        3,670,825
Accumulated capital and
   other losses                            --                --       (1,692,801)             --
Unrealized appreciation
   (depreciation) on investments  (25,445,540)     (123,975,555)      (2,883,800)      7,648,892
                                  -----------     -------------      ----------      -----------
Total accumulated
   earnings (deficit)            $(12,983,189)    $(118,495,143)     $(4,576,601)    $11,319,717
                                 ============     =============      ===========     ===========

*February 1, 2002 to September 30, 2002.

SEPTEMBER 30, 2002

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% of average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse the Ariel Fund and the Appreciation Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and an administrative services agreement with the Adviser for the Premier Growth Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.60% of average daily net assets less than $500 million; 0.575% of average daily net assets between $500 million and $1 billion; and 0.55% of average daily net assets more than $1 billion. The Adviser has agreed to reimburse the Ariel Premier Growth Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.25% of the average daily net assets of the Investor Class shares and 0.65% of the average daily net assets of the Institutional Class shares. In addition, the Adviser has agreed to limit the total annual operating expenses for the Ariel Premier Growth Fund-Investor Class at 1.15% until September 30, 2004.

The Trust has entered into an investment advisory agreement and an administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the year ended September 30, 2002, the Fund paid the Adviser $840,747 and $75,642 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Premier Bond Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Growth Fund and the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Funds. The Funds pay no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser for the Premier Growth Fund at the annual rate of 0.47% of the average daily net assets up to $20 million, 0.35% of the next $130 million, 0.25% of the next $350 million, 0.20% of the next $500 million, 0.15% of the next $1.5 billion and 0.10% of the remainder of the average daily net assets. No fee shall be due or payable to Lincoln Capital in respect to any day in which the net assets are less than $50 million. Lincoln Capital receives fees from the Adviser for the Premier Bond Fund at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% of the next $50 million, 0.15% of the next $150 million and 0.10% of amounts in excess of $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund, Premier Growth Fund-Investor Class and Premier Bond Fund-Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments totaling $1,094,820 have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

Trustees fees and expenses are fees paid to non-interested Trustees.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL MUTUAL FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 2002, the related statements of operations and changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 2002, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                  Ernst & Young LLP

Chicago, Illinois
October 17, 2002

BOARD OF TRUSTEES


                                                                                      NUMBER OF      OTHER
                                         TERM OF OFFICE    PRINCIPAL                  PORTFOLIOS     DIRECTORSHIPS
                         POSITION(S)     AND LENGTH OF     OCCUPATION(S)              IN COMPLEX     HELD
NAME, ADDRESS AND AGE    HELD WITH FUND  TIME SERVED       DURING PAST 5 YEARS        OVERSEEN       BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Bert N. Mitchell, CPA    Chairman of the Indefinite,       Chairman and CEO of        4              BJ's Wholesale Club, Inc.
200 East Randolph Dr.    Board and       until successor   Mitchell & Titus, LLP
Suite 2900               Trustee         elected
Chicago, IL 60601
Age: 64                                  Served as a
                                         Trustee since
                                         1986

Mario L. Baeza           Trustee         Indefinite,       Chairman and CEO of        4              Air Products and Chemicals,
200 East Randolph Dr.                    until successor   TWC/Latin America                         Inc., Channel Thirteen/WNET,
Suite 2900                               elected           Partners, L.L.C.                          Jazz at Lincoln Center,
Chicago, IL 60601                                                                                    NAACP Legal Defense and
Age: 51                                  Served as a                                                 Educational Fund, New America
                                         Trustee since                                               Alliance, U.S. Committee for
                                         1995                                                        the United Nations Population
                                                                                                     Fund, U.S. Cuba Trade and
                                                                                                     Economic Council, Inc.

James Compton            Trustee         Indefinite,       President and CEO of       4              The Big Shoulders Fund, DePaul
200 East Randolph Dr.                    until successor   Chicago Urban League                      University, The Field Museum
Suite 2900                               elected
Chicago, IL 60601
Age: 64                                  Served as a
                                         Trustee since
                                         1997

William C. Dietrich, CPA Trustee         Indefinite,       Director of Finance and    4
200 East Randolph Dr.                    until successor   Senior Program Staff
Suite 2900                               elected           Member, Shalem Institute
Chicago, IL 60601                                          for Spiritual Formation,
Age: 53                                  Served as a       Inc.
                                         Trustee since
                                         1986


                                                                                      NUMBER OF      OTHER
                                         TERM OF OFFICE    PRINCIPAL                  PORTFOLIOS     DIRECTORSHIPS
                         POSITION(S)     AND LENGTH OF     OCCUPATION(S)              IN COMPLEX     HELD
NAME, ADDRESS AND AGE    HELD WITH FUND  TIME SERVED       DURING PAST 5 YEARS        OVERSEEN       BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Royce N. Flippin, Jr.    Trustee         Indefinite,       President of Flippin       4              Educational Video Conferencing,
200 East Randolph Dr.                    until successor   Associates                                Inc., Princeton Club of New
Suite 2900                               elected                                                     York, Thorium Power Corporation
Chicago, IL 60601
Age: 68                                  Served as a
                                         Trustee since
                                         1986

John G. Guffey, Jr.      Trustee         Indefinite,       Treasurer and Director     4              Calvert Foundation, Calvert
200 East Randolph Dr.                    until successor   of Silby Guffey and                       Mutual Funds
Suite 2900                               elected           Co., Inc.
Chicago, IL 60601
Age: 54                                  Served as a
                                         Trustee since
                                         1991

Mellody L. Hobson        Trustee and     Indefinite,       President of Ariel         4              Chicago Public Education Fund,
200 East Randolph Dr.    President       until successor   Capital Management                        Chicago Public Library, The
Suite 2900                               elected                                                     Field Museum, Princeton
Chicago, IL 60601                                                                                    University, Tellabs, Inc., YMCA
Age: 33                                  Served as a                                                 of Metropolitan Chicago
                                         Trustee since
                                         1993

Christopher G. Kennedy   Trustee         Indefinite,       President of               4              Cantilever Technologies, Center
200 East Randolph Dr.                    until successor   Merchandise Mart                          for Disability and Elder Law,
Suite 2900                               elected           Properties, Inc.                          Heartland Alliance, Interface
Chicago, IL 60601                                                                                    Floor Covering Company,
Age: 39                                  Served as a                                                 Rehabilitation Institute of
                                         Trustee since                                               Chicago
                                         1995


                                                                                      NUMBER OF      OTHER
                                         TERM OF OFFICE    PRINCIPAL                  PORTFOLIOS     DIRECTORSHIPS
                         POSITION(S)     AND LENGTH OF     OCCUPATION(S)              IN COMPLEX     HELD
NAME, ADDRESS AND AGE    HELD WITH FUND  TIME SERVED       DURING PAST 5 YEARS        OVERSEEN       BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
John W. Rogers, Jr.      Trustee         Indefinite,       Chairman, CEO &            4              Aon Corporation, Bank One
200 East Randolph Dr.                    until successor   Chief Investment                          Corporation, Burrell
Suite 2900                               elected           Officer of Ariel                          Communications Group, Inc.,
Chicago, IL 60601                                          Capital Management                        Chicago Symphony Orchestra,
Age: 44                                  Served as a                                                 Chicago Urban League, Exelon
                                         Trustee since                                               Corporation, GATX Corporation,
                                         2000                                                        The Investment Company
                                                                                                     Institute, The John S. and
                                                                                                     James L. Knight Foundation

OFFICERS

                                                                                         NUMBER OF   OTHER
                                        TERM OF OFFICE    PRINCIPAL                      PORTFOLIOS  DIRECTORSHIPS
                         POSITION(S)    AND LENGTH OF     OCCUPATION(S)                  IN COMPLEX  HELD
NAME, ADDRESS AND AGE    HELD WITH FUND TIME SERVED       DURING PAST 5 YEARS            OVERSEEN    BY OFFICER
---------------------------------------------------------------------------------------------------------------------------------
John W. Rogers, Jr.      Trustee        Indefinite,       Chairman, CEO &                4           Aon Corporation, Bank One
200 East Randolph Dr.                   until successor   Chief Investment Officer of                Corporation, Burrell
Suite 2900                              elected           Ariel Capital Management                   Communications Group, Inc.,
Chicago, IL 60601                                                                                    Chicago Symphony Orchestra,
Age: 44                                 Served as a                                                  Chicago Urban League, Exelon
                                        Trustee                                                      Corporation, GATX
                                        since 2000                                                   Corporation, The Investment
                                                                                                     Company Institute, The John
                                                                                                     S. and James L. Knight
                                                                                                     Foundation

James W. Atkinson        Vice President Indefinite,       Executive Vice President       4           Financial Executives
200 East Randolph Dr.    and Treasurer  until successor   and Chief Financial &                      International, La Rabida
Suite 2900                              elected           Administrative Officer of                  Foundation & Children's
Chicago, IL 60601                                         Ariel Capital Management                   Hospital, Mended Hearts,
Age: 52                                 Served as Vice                                               Inc.
                                        President and
                                        Treasurer
                                        since 1999

Mellody L. Hobson        Trustee and    Indefinite,       President of Ariel Capital     4           Chicago Public Education
200 East Randolph Dr.    President      until successor   Management                                 Fund, Chicago Public
Suite 2900                              elected                                                      Library, The Field Museum,
Chicago, IL 60601                                                                                    Princeton University,
Age: 33                                 Served as a                                                  Tellabs, Inc., YMCA of
                                        Trustee                                                      Metropolitan Chicago
                                        since 1993

Merrillyn J. Kosier      Vice President Indefinite,       Senior Vice President and      4
200 East Randolph Dr.                   until successor   Director of Mutual Fund
Suite 2900                              elected           Marketing of Ariel Capital
Chicago, IL 60601                                         Management
Age: 42                                 Served as Vice
                                        President
                                        since 1999


                                                                                           NUMBER OF   OTHER
                                          TERM OF OFFICE    PRINCIPAL                      PORTFOLIOS  DIRECTORSHIPS
                         POSITION(S)      AND LENGTH OF     OCCUPATION(S)                  IN COMPLEX  HELD
NAME, ADDRESS AND AGE    HELD WITH FUND   TIME SERVED       DURING PAST 5 YEARS            OVERSEEN    BY OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Roger P. Schmitt         Vice President,  Indefinite,       Chief Information Officer of   4           Ariel Education Initiative
200 East Randolph Dr.    Assistant        until successor   Ariel Capital Management
Suite 2900               Secretary,       elected
Chicago, IL 60601        Assistant
Age: 45                  Treasurer        Served as Vice
                                          President, Assistant
                                          Secretary and
                                          Assistant Treasurer
                                          since 1999

Roxanne Ward             Vice President   Indefinite,       Vice President and Secretary   4           Illinois Facilities Fund
200 East Randolph Dr.    and Secretary    until successor   of Ariel Capital Management
Suite 2900                                elected
Chicago, IL 60601
Age: 48                                   Served as Vice
                                          President and
                                          Secretary since 1999

The Ariel Funds' Statement of Additional Information (SAI) includes additional information about the Funds' Trustees and Officers. The SAI is available, without charge, upon request by calling toll free
1-800-292-7435.

[ARIEL MUTUAL FUNDS LOGO]

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com










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